SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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IVAX CORPORATION

(Name of Registrant as Specified in its Charter)

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IVAX CORPORATION

4400 Biscayne Boulevard
Miami, Florida 33137
(305) 575-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The date, time and place of the annual shareholders’ meeting of IVAX Corporation are as follows:

Date:	Thursday, July 15, 2004
Time:	10:00 a.m.
Place:	Radisson Hotel Miami
1601 Biscayne Boulevard
Miami, Florida

     Matters to be voted on:

1.	Election of twelve directors to serve for the ensuing year and until their successors are elected;

2.	Approval of the Company’s 2004 Incentive Compensation Plan; and

3.	Any other matters properly brought before the shareholders at the meeting.

     Only shareholders of record at the close of business on May 24, 2004 are entitled to notice of and to vote at the meeting or any adjournments thereof.

     Shareholders will need an admission ticket to attend the annual shareholders’ meeting. An admission ticket is attached to the enclosed proxy card.

By Order of the Board of Directors

STEVEN D. RUBIN
Secretary

Miami, Florida
June 7, 2004

PLEASE SIGN, DATE AND RETURN YOUR PROXY
CARD IN THE ENCLOSED ENVELOPE PROMPTLY

IVAX CORPORATION

PROXY STATEMENT

     This proxy statement is furnished by the Board of Directors of IVAX Corporation in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held at 10:00 a.m. on Thursday, July 15, 2004 at the Radisson Hotel Miami, 1601 Biscayne Boulevard, Miami, Florida, and at any adjournments thereof. Mailing of the proxy statement and the accompanying proxy card to shareholders will commence on or about June 7, 2004.

Record Date

     As of the record date, May 24, 2004, we had 197,432,906 shares of our common stock outstanding. Record holders of our common stock on May 24, 2004 are entitled to one vote for each share held on all matters to be considered at the annual meeting.

Note on Stock Split

     We split our common stock on a 3 for 2 basis effective on February 22, 2000 and on a 5 for 4 basis on May 18, 2001. All shares, share prices and related figures in this proxy statement are restated to reflect these stock splits.

Agenda

     1. Election of twelve directors to serve for the ensuing year and until their successors are elected;

     2. Approval of the Company’s 2004 Incentive Compensation Plan; and

     3. Any other matters properly brought before the shareholders at the meeting.

Quorum

     A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for transaction of business at the meeting.

Voting

     You may vote in person by attending the meeting or by mail by completing and returning the proxy. To vote your proxy by mail, mark your vote on the enclosed proxy card, and then follow the instructions on the proxy card. We will follow your voting instructions. If there are no voting instructions, we will vote signed proxies “for” the Board’s nominees and “for” approval of the 2004 Incentive Compensation Plan. The persons named in the proxy will use their discretion on any other matters. With respect to the proposal to elect twelve directors, you may vote in favor of all nominees or withhold your votes as to all or specific nominees. The twelve director nominees who receive the highest number of votes will be elected. Votes that are withheld or abstentions will be excluded from the vote, but they will count for purposes of determining whether a quorum is present. Brokers that do not receive instructions from beneficial owners are permitted to exercise voting discretion with respect to the election of directors. Shares for which brokers have not received instructions are referred to as “broker non-votes.” Broker non-votes will be counted in determining whether a quorum is present. The 2004 Incentive Compensation Plan will be approved if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting. As a result, abstentions will have the same effect as a vote against the 2004 Incentive Compensation Plan, and broker non-votes will have no effect on the result of the vote on the 2004 Incentive Compensation Plan. You will need to have an admission ticket to attend the meeting. An admission ticket is attached to the enclosed proxy card.

Revocation of Proxy

     Your proxy may be revoked at any time prior to its exercise by giving written notice to our Secretary at 4400 Biscayne Boulevard, Miami, Florida 33137, by delivering a later dated proxy, or by voting in person at the meeting.

ELECTION OF DIRECTORS

     Our Board of Directors set the number of directors constituting the Board at twelve. The persons named below were designated by the Board as nominees for election as directors to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. All of the nominees are currently directors. Modesto A. Maidique, Ph.D., resigned from our Board of Directors on March 29, 2004 and is not standing for re-election. Each nominee has agreed to be named in the proxy statement and to serve as a director if elected. If any of the nominees withdraws or is unable to serve as a director of IVAX, then the proxy will be voted for such other person who is designated a nominee by the Board of Directors.

Betty G. Amos	Director Since 2003

     Betty G. Amos, age 62, is the sole shareholder and has served as the President of the Abkey Companies (Fuddruckers franchisee) since 1983. Prior to this, Ms. Amos served as an investment manager and tax consultant for her own accounting firm. Ms. Amos was also a co-founder of MegaBank, a five-branch community bank which was sold in 1995. At MegaBank, Ms. Amos was Chair of the Audit Committee and served on the Executive and Loan Committees. Ms. Amos is a CPA and has served on the University of Miami Board of Trustees since 1997, including two years as Chair of the Audit Committee. She also serves on the Audit Committee of the Miami-Dade County School Board.

Mark Andrews	Director since 1987

     Mark Andrews, age 53, has served as the Chairman and President of Great Spirits Company LLC (consumer products) since founding it in 1998. He served as the Chairman of the Board of Directors and Chief Executive Officer of American Exploration Company (oil and gas exploration and production) from 1980 until its merger into Louis Dreyfus Natural Gas Corporation (oil and gas exploration and production) in October 1997 when he became the Vice Chairman of the Board of Directors of the combined entity.

Ernst Biekert, Ph.D.	Director since 1991

     Ernst Biekert, age 79, has been a Professor at the University of Heidelberg in Germany since 1968. He was the Chairman of the Board and Chief Executive Officer of Knoll A.G. (pharmaceuticals) from 1968 to 1985. Dr. Biekert was a consultant to BASF A.G. (chemicals and pharmaceuticals) from 1985 to 1987 and was Chairman of its pharmaceutical division from 1975 to 1985.

Paul L. Cejas	Director since 2003

     Ambassador Paul L. Cejas, age 61, has served as the Chairman and CEO of PLC Investments, Inc. (investment management) since March 2001. From October 1998 to March 2001 he served as the U.S. Ambassador to Belgium. Ambassador Cejas is a former member of the Board of Regents of the Florida State University System and the former Chairman of the Miami-Dade County School Board. He is a member of an Advisory Board of the Tate Museum, London and the Smithsonian Institution National Board.

Jack Fishman, Ph.D.	Director since 1987

     Jack Fishman, age 73, has been a Professor and Adjunct Professor at The Rockefeller University since 1982 and Director of Research at the Strang Cornell Cancer Research Laboratory, a non-profit entity associated with Cornell University Medical College, since 1991. He served as our Chief Scientific Officer from 1991 to 1995, as a Vice Chairman of the Board from 1991 to 1997 and as our President from 1988 to 1991. Dr. Fishman served as a Research Professor of Biochemistry and Molecular Biology at the University of Miami from 1988 to 1992.

Neil Flanzraich	Director since 1997

     Neil Flanzraich, age 60, has served as our Vice Chairman and President since May 1998. He was a shareholder and served as Chairman of the Life Sciences Legal Practices Group of Heller Ehrman White & McAuliffe (law firm) from 1995 to 1998. From 1981 to 1994, he served in various capacities at Syntex Corporation (pharmaceuticals), most recently as its Senior Vice President, General Counsel and a member of the Corporate Executive Committee. From 1994 to 1995, after Syntex Corporation was acquired by Roche Holding Ltd. (pharmaceuticals), he served as Senior Vice President and General Counsel of Syntex (U.S.A.) Inc., a Roche subsidiary. He is a director of IVAX Diagnostics, Inc. (diagnostic reagent kits), a subsidiary of ours, Continucare Corporation (healthcare), and RAE Systems Inc. (gas detection and security monitoring system).

Phillip Frost, M.D.	Director since 1987

     Phillip Frost, age 67, has served as our Chairman of the Board of Directors and Chief Executive Officer since 1987. He served as our President from July 1991 until January 1995. He was the Chairman of the Department of Dermatology at Mt. Sinai Medical Center of Greater Miami, Miami Beach, Florida from 1972 to 1990. Dr. Frost was Chairman of the Board of Directors of Key Pharmaceuticals, Inc. from 1972 to 1986. He is Chairman of the Board of Directors of IVAX Diagnostics, Inc. (diagnostic reagent kits), a subsidiary of ours. He is a director of Northrop Grumman Corporation (aerospace), Continucare Corporation (healthcare) and Ladenburg Thalmann Financial Services Inc. (securities brokerage). He is Chairman of the Board of Trustees of the University of Miami and a member of the Board of Governors of the American Stock Exchange.

Bruce W. Greer	Director since 2003

     Bruce Greer, age 55, has been an attorney in private practice since 1973. He has been a partner in The Carlisle Group Inc. (multi-family housing) since 1997. He is the President of the Board of Trustees of the Fairchild Tropical Botanic Gardens, Coral Gables, Florida.

Jane Hsiao, Ph.D.	Director since 1995

     Jane Hsiao, age 57, has served as our Vice Chairman-Technical Affairs since February 1995 and as our Chief Technical Officer since July 1996, and as Chairman, Chief Executive Officer and President of DVM Pharmaceuticals, Inc., our veterinary products subsidiary since March 1998. From 1992 until February 1995, she served as our Chief Regulatory Officer and Assistant to the Chairman, and as Vice President-Quality Assurance and Compliance of IVAX Research, Inc., our principal proprietary pharmaceutical subsidiary. From 1987 to 1992, Dr. Hsiao was Vice President-Quality Assurance, Quality Control and Regulatory Affairs of IVAX Research, Inc. She is a director of IVAX Diagnostics, Inc. (diagnostic reagent kits), a subsidiary of ours.

David A. Lieberman	Director since 2002

     David A. Lieberman, age 68, is Senior Vice President for Business and Finance of the University of Miami, where he has served since 1978. Prior to his service at the university, Mr. Lieberman’s financial career included positions as a chief financial officer and management consultant in private industry as well as 12 years with Arthur Andersen’s auditing and consulting divisions. Mr. Lieberman was a CPA for over 35 years and has served on the corporate boards of six privately held companies and local United Way and Chamber of Commerce Boards.

Richard C. Pfenniger, Jr.	Director since 2002

     Richard C. Pfenniger, Jr. age 48, has been Chief Executive Officer and President of Continucare Corporation (healthcare) since October 2003, and a director of Continucare since March 2002, serving as Chairman since September 2002. He served as CEO and Vice Chairman of Whitman Education Group, Inc. (proprietary education) from 1997 until July 2003. Mr. Pfenniger was our Chief Operating Officer from 1994 to 1997. He served as our Senior Vice President – Legal Affairs and General Counsel from 1989 to 1994.

Bertram Pitt, M.D.	Director since 2003

     Bertram Pitt, age 72, has been a Professor of Internal Medicine at the University of Michigan School of Medicine since 1977, where he also served as the Director of the Division of Cardiology from 1977 to 1991 and the Associate Chairman for Academic and Industrial Programs from 1991 to 1999.

     The Board has determined that Ms. Amos, Mr. Andrews, Dr. Biekert, Ambassador Cejas, Dr. Fishman, Mr. Greer, Mr. Lieberman, Mr. Pfenniger and Dr. Pitt are “independent” pursuant to Section 121A of the American Stock Exchange Company Guide.

The Board of Directors recommends a vote “FOR” the election of each of the nominees for director named above.

Director Compensation

     During the first nine months of 2003, each director who was not employed by us received a pro-rated amount based on an annual fee of $17,500 for his or her service as a director and the members of the Audit Committee received an additional pro-rated amount based on an annual fee of $2,500, except for the Chair of the Audit Committee, who received an additional fee of $5,000. Effective October 1, 2003 the annual fee was raised to $20,000, members of the Audit Committee receive an additional annual fee of $5,000 and the Chairman of the Audit Committee receives an additional annual fee of $10,000 per year. Accordingly, directors and Audit Committee members were paid pro-rated fees based on such amounts for the last three months of 2003. Board members also receive $1,500 for each board meeting attended in person and $500 for each telephonic board meeting and committee members receive $500 for each committee meeting attended. In addition, each director is reimbursed for expenses incurred in attending board and committee meetings. Pursuant to our 1994 Stock Option Plan, non-employee directors automatically are granted each year, on the first business day following our annual meeting of shareholders, nonqualified options to purchase 7,500 shares of common stock at an exercise price equal to the closing price of the common stock on the date of the grant, which vest immediately and have a term of ten years. If our 2004 Incentive Compensation Plan is approved by the shareholders at the 2004 annual meeting, non-employee directors will receive option grants under such plan and will no longer receive grants under the 1994 Stock Option Plan.

Meetings and Committees of the Board of Directors

     The Board held seven meetings, including five regularly scheduled meetings and two special meetings, during 2003. During 2003, all directors, other than Dr. Maidique, attended at least seventy-five percent (75%) of the meetings of the Board and the committees of the Board on which they served. Our directors are encouraged to attend our annual shareholders’ meeting. During 2003, all directors named in this proxy statement who were directors as of our last annual shareholders’ meeting, attended our annual shareholders’ meeting. Our Board of Directors has four standing committees: the Audit Committee, the Nominating Committee, the Compensation and Stock Option Committee and the Regulatory Compliance Committee.

Audit Committee – 13 Meetings

     The American Stock Exchange has adopted regulations applying to audit committees and audit committee members. We have adopted an Audit Committee charter which is attached to this proxy statement as Appendix I, and all members of our audit committee are financially literate and “independent,” as defined under applicable law and the American Stock Exchange listing standards. In addition, the Board has determined that David A. Lieberman, Chairman of the Audit Committee, and at least one other Audit Committee member, meet the attributes of an Audit Committee Financial Expert.

Function	Current Members
• Review adequacy of internal systems of accounting controls
• Appoint independent auditors and approve their services
• Meet with independent auditors and internal auditors regarding their examination of the books and records
• Review quarterly and annual financial statements and Forms 10-Q and 10-K disclosures with management and the independent accountants
• Review findings and recommendations of auditors
• David A. Lieberman (Chairman) • Betty G. Amos • Jack Fishman, Ph.D. • Richard C. Pfenniger, Jr.

Compensation and Stock Option Committee – 8 Meetings

     We have adopted a Compensation and Stock Option Committee charter and all members of our Compensation and Stock Option Committee are “independent,” as defined under applicable law and the listing standards for companies traded on the American Stock Exchange.

Function	Current Members
• Recommend or approve compensation of directors, executive officers and other highly paid employees • Authorize stock option grants and establish terms of stock option agreements	• Mark Andrews (Chairman) • Ernst Biekert, Ph.D. • Bertram Pitt, M.D.

Nominating Committee – 0 Meetings

     We established a Nominating Committee in February 2004. We have adopted a Nominating Committee charter and all members of our Nominating Committee are “independent,” as defined under applicable law and the listing standards for companies traded on the American Stock Exchange. The Nominating Committee identifies individuals qualified to be board members and selects director nominees to stand for election at each annual meeting of shareholders.

     At its initial meeting in April 2004, the committee reviewed the suitability of each nominee for continued service as a director and began the process of formulating qualifications and criteria for members of the board and its committees. The Nominating Committee has selected each of the twelve incumbent directors named in this proxy as nominees for re-election to the Board.

Nominating Committee Policies and Procedures Relating to Director Nominations

     As a policy, the Nominating Committee will consider director candidates recommended by shareholders when a vacancy exists or is anticipated. The Committee does not consider a vacancy to exist if it has determined that it will re-nominate a current director whose term is expiring. Such recommendations must be made in the manner set forth in our bylaws.

Function	Current Members
• Identify individuals qualified to become board members • Select the director nominees to stand for election at each annual meeting of shareholders	• Richard C. Pfenniger, Jr. (Chairman) • Betty G. Amos • Jack Fishman, Ph.D.

Regulatory Compliance Committee – 5 Meetings

     We have established a Regulatory Compliance Committee which has responsibility to oversee the Company’s compliance with regulatory requirements applicable to its business units in the U.S. and abroad.

Function	Current Members
• Review compliance with regulatory requirements • Review quality assurance functions of worldwide operations	• Ernst Biekert, Ph.D. (Chairman) • Jack Fishman, Ph.D. • Jane Hsiao, Ph.D.

Committee Charters

     The Charters of the Audit Committee, the Compensation and Stock Option Committee and the Nominating Committee, as well as our IVAX Complaint Procedures and our Code of Ethics, are posted on the Company’s website (www.ivax.com) under Corporate Information – Investor Relations-Shareholder Communications. This website address is not intended to function as a hyperlink, and the information contained on the Company’s website is not intended to be a part of this Proxy Statement.

Communications with the Board

     A shareholder may communicate directly with the Board of Directors by addressing a letter to the Board of Directors of IVAX Corporation c/o Secretary, at 4400 Biscayne Boulevard, Miami, FL 33137. If a Shareholder would like the letter to be forwarded directly to the Chairman of the Board or to one of the Chairmen of the four standing committees, he or she should so indicate. If no specific direction is indicated, the Secretary will review the letter and forward it to the appropriate Board member.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and 10% shareholders to file initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities with the Securities and Exchange Commission and the American Stock Exchange. Directors, executive officers and 10% shareholders are required to furnish us with copies of all Section 16(a) reports they file. Based on a review of the copies of such reports furnished to us and written representations from our directors and executive officers that no other reports were required, we believe that, during 2003, our directors, executive officers and 10% shareholders complied with all Section 16(a) filing requirements applicable to them, except that one Form 4 relating to the purchase of 5,000 shares was inadvertently filed late by Dr. Maidique.

Certain Relationships and Related Transactions

     During 2003, Whitman Education Group, Inc. leased approximately 11,567 square feet of office space from us in Miami, Florida at an annual rental of $292,000. Whitman was acquired by an unaffiliated entity, Career Education Corporation on July 1, 2003. Following the acquisition, the lease was terminated and Whitman is to vacate the facility on or about May 31, 2004. Prior to the acquisition, Dr. Frost, our Chairman of the Board of Directors and Chief Executive Officer, was Chairman of the Board of Directors of Whitman. Mr. Flanzraich, our Vice Chairman, President and a Director, was a Director of Whitman, and Mr. Pfenniger, one of our Directors, was Chief Executive Officer and Vice Chairman of the Board of Directors of Whitman. In addition Dr. Frost was a principal shareholder of Whitman.

     We paid approximately $2,500,000 to PharmAir Corporation for use of an airplane in 2003 and intend to make additional payments to PharmAir for use of the airplane in 2004. PharmAir is indirectly beneficially owned by Dr. Frost.

Security Ownership of Certain Beneficial Owners and Management

     The following table indicates, as of March 31, 2004, information about the beneficial ownership of our common stock by (1) each director and nominee, (2) each executive officer named in the “Summary Compensation Table” below, (3) all directors and executive officers as a group, and (4) each person who we know beneficially owns more than 5% of our common stock. All shares were owned directly with sole voting and investment power unless otherwise indicated.

	Shares		Percent
Name	Beneficially Owned(1)		of Class
Betty G. Amos	7,500	(2)	*
Mark Andrews	97,750	(3)	*
Ernst Biekert, Ph.D.	28,750	(4)	*
Paul L. Cejas	30,000		*
Frank C. Condella, Jr.	37,500	(5)	*
Jack Fishman, Ph.D.	3,518,793	(6)	1.8%
Neil Flanzraich	1,818,489	(7)	*
Phillip Frost, M.D.	33,816,182	(8)	17.1%
Bruce W. Greer	0		0
Rafick G. Henein, Ph.D.	931,827	(9)	*
Jane Hsiao, Ph.D.	7,023,590	(10)	3.6%
David A. Lieberman	15,000	(11)	*
Richard C. Pfenniger, Jr.	190,815	(12)	*
Bertram Pitt, M.D.	32,500	(13)	*
All directors and executive officers as a group (16 persons)	47,726,311	(14)	24.2%

*	Represents beneficial ownership of less than 1%.

(1)	For purposes of this table, beneficial ownership is computed pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

(2)	Includes 7,500 shares which may be acquired pursuant to stock options exercisable within 60 days of March 31, 2004.

(3)	Includes 38,125 shares which may be acquired pursuant to stock options exercisable within 60 days of March 31, 2004. Mr. Andrews disclaims beneficial ownership of 5,250 shares held by a trust for the benefit of his children.

(4)	Includes 28,750 shares which may be acquired pursuant to stock options exercisable within 60 days of March 31, 2004.

(5)	Includes 37,500 shares which may be acquired pursuant to stock options exercisable within 60 days of March 31, 2004.

(6)	Includes 21,250 shares which may be acquired pursuant to stock options exercisable within 60 days of March 31, 2004. Dr. Fishman disclaims beneficial ownership of 12,500 shares held by his wife.

(7)	Includes 1,797,187 shares which may be acquired pursuant to stock options exercisable within 60 days of March 31, 2004.

(8)	Includes 1,573,125 shares which may be acquired pursuant to stock options exercisable within 60 days of March 31, 2004, 750 shares held jointly by Dr. Frost and his wife, 3,078 shares held in an IRA, 24,300,528 shares held by Frost Gamma Investments Trust, 6,036,200 shares held by Frost-Nevada Investments Trust (“FNIT”), 140,625 shares held by Frost Phi Investments Trust, 325,000 shares held by Frost Alpha Investments Trust, 499,376 shares which may be acquired by Frost Gamma Investments Trust upon conversion of 4 1/2% convertible senior subordinated notes due 2008 and 937,500 shares which may be acquired by Frost Gamma Investments Trust upon exercise of a warrant. Dr. Frost is the trustee of FNIT and Frost-Nevada Limited Partnership is the sole and exclusive beneficiary. Dr. Frost is one of four limited partners of Frost-Nevada Limited Partnership and the sole shareholder of Frost-Nevada Corporation, the sole general partner of Frost-Nevada L.P. During April 2002, Frost Beta, L.P. became a limited partner of Frost-Nevada L.P. Dr. Frost is the sole shareholder of Frost Beta, Inc., the sole general partner of Frost Beta L.P. Frost Alpha Charitable Remainder Trust is the only limited partner of Frost Beta, L.P. Frost Alpha L.P. is a beneficiary of the Frost Alpha Charitable Remainder Trust and has a remainder interest in Frost Alpha 2003 Charitable Lead Annuity Trust and Frost Alpha December 2003 Charitable Lead Annuity Trust. Frost-Nevada Corporation is the sole member of Frost Alpha LLC, which is the sole general partner of Frost

Alpha L.P. Dr. Frost and the Frost 2001 Charitable Lead Annuity Trust are the sole limited partners of Frost Alpha L.P. On January 31, 2003, the Frost Alpha 2003 Charitable Lead Annuity Trust became a limited partner of Frost-Nevada Limited Partnership. On December 31, 2003 the Frost Alpha December 2003 Charitable Lead Annuity Trust became a limited partner of Frost-Nevada Limited Partnership. Dr. Frost is not the trustee of the charitable trusts described above, but continues to report beneficial ownership of all securities. Dr. Frost is the trustee of Frost Gamma Investments Trust and Frost Gamma L.P. is the sole and exclusive beneficiary. Dr. Frost is the sole limited partner of Frost Gamma, L.P. The general partner of Frost Gamma, L.P. is Frost Gamma, Inc. and the sole shareholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is also the sole shareholder of Frost-Nevada Corporation. Dr. Frost is the trustee of Frost Phi Investments Trust and the Frost Phi, LLP is the sole and exclusive beneficiary. Dr. Frost is the sole limited partner of Frost Phi, LLLP and the sole shareholder of Frost Phi, Inc., the general partner. Dr. Frost is the trustee of Frost Alpha Investments Trust, and Frost Alpha Limited Partnership is its sole and exclusive beneficiary. Dr. Frost disclaims beneficial ownership of 305,686 shares held directly and indirectly by his wife (not including the 750 shares they hold jointly). Dr. Frost’s business address is IVAX Corporation, 4400 Biscayne Boulevard, Miami, Florida 33137.

(9)	Includes 875,000 shares which may be acquired pursuant to stock options exercisable within 60 days of March 31, 2004.

(10)	Includes 1,412,812 shares which may be acquired pursuant to stock options exercisable within 60 days of March 31, 2004 525,661 shares held by HSU Investments Limited and 1,835,533 shares held as trustee for the benefit of certain family members.

(11)	Includes 7,500 shares which may be acquired pursuant to stock options exercisable within 60 days of March 31, 2004.

(12)	Includes 15,000 shares which may be acquired pursuant to stock options exercisable within 60 days of March 31, 2004.

(13)	Includes 7,500 shares which may be acquired pursuant to stock options exercisable within 60 days of March 31, 2004.

(14)	Includes all of the shares of common stock, identified in notes 2 through 12 above, that may be acquired pursuant to stock options exercisable within 60 days of March 31, 2004, and 83,593 additional shares that may be acquired pursuant to stock options exercisable within 60 days of March 31, 2004.

Executive Compensation

     The following table contains certain information regarding aggregate compensation paid or accrued by us during 2003, 2002 and 2001 to the Chief Executive Officer and to each of the four highest paid executive officers other than the Chief Executive Officer.

SUMMARY COMPENSATION TABLE

					Long-Term
	Annual Compensation				Compensation
					Shares
Name and				Other Annual	Underlying	All Other
Principal Position	Year	Salary	Bonus	Compensation	Stock Options	Compensation
		($)	($)	($)	(#)	($)(1)
Phillip Frost, M.D.	2003	897,500	0	0	330,000	6,000
Chief Executive Officer	2002	835,000	442,000	0	450,000	6,000
	2001	735,000	487,500	0	562,500	5,100
Neil Flanzraich	2003	752,692	0	0	220,000	6,000
President	2002	695,000	417,000	0	325,000	6,000
	2001	635,000	393,750	0	468,750	5,100
Jane Hsiao, Ph.D.	2003	752,692	0	*	220,000	6,000
Chief Technical Officer	2002	695,000	417,000	*	325,000	6,000
	2001	635,000	393,750	*	468,750	5,100

					Long-Term
	Annual Compensation				Compensation
					Shares
Name and				Other Annual	Underlying	All Other
Principal Position	Year	Salary	Bonus	Compensation	Stock Options	Compensation
		($)	($)	($)	(#)	($)(1)
Rafick G. Henein, Ph.D.	2003	748,942	0	0	200,000	6,000
Senior Vice President	2002	698,500	375,000	0	50,000	6,000
	2001	673,000	175,000	0	43,750	5,100
Frank C. Condella Jr. (2)	2003	459,900	0	213,766 (3)	50,000	108,979
President, IVAX	2002	160,919	75,000	125,621 (4)	100,000	31,590
Pharmaceuticals Europe	2001	—	—	—	—	—

*	Value of perquisites and other personal benefits paid does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the executive officer.

(1)	The amounts set forth in the “All Other Compensation” column represent matching contributions made by us under the IVAX Corporation Employee Savings Plan, an employee retirement plan maintained under Section 401(k) of the Internal Revenue Code for Mr. Flanzraich and Drs. Frost, Hsiao and Henein, and payments to a retirement plan for Mr. Condella.

(2)	Mr. Condella began working for IVAX during 2002. Mr. Condella’s salary and other compensation are paid in British pounds. The information in the table is based on the weighted average exchange rate during the applicable year.

(3)	Includes reimbursement of $136,006 for housing, $81,760 for educational expenses and for certain travel expenses and a car allowance.

(4)	Includes reimbursement of $49,395 for housing, $76,225 for educational expenses and for certain travel expenses and a car allowance.

Employment Agreements

     In November 1997, we entered into an employment agreement with Dr. Frost, pursuant to which Dr. Frost serves as Chairman and Chief Executive Officer. Pursuant to the agreement, Dr. Frost receives an annual base salary of not less than $575,000. The agreement provides for severance payments if Dr. Frost’s employment is terminated under certain circumstances. The agreement had a five-year initial term, and automatically renews for additional two-year terms thereafter unless terminated by either party.

     In July 1997, we entered into an employment agreement with Dr. Henein pursuant to which he serves as our Senior Vice President and as the President and Chief Executive Officer of IVAX Pharmaceuticals, Inc. Pursuant to the agreement, which was amended in April 2003, Dr. Henein is entitled to an annual base salary of not less than $575,000, an additional annual cash payment of $50,000 and certain employee benefits, and he is eligible for an annual bonus of up to 100% of his base salary dependent on the performance of IVAX Pharmaceuticals, Inc. The agreement provides for severance payments if Dr. Henein’s employment is terminated under certain circumstances. The agreement had a five-year initial term, and automatically renews for additional two-year terms thereafter unless terminated by either party.

     In January 1998, we entered into an employment agreement with Dr. Hsiao pursuant to which she serves as our Chief Technical Officer. Pursuant to the agreement, Dr. Hsiao receives an annual base salary of not less than $300,000. The agreement provides for severance payments if Dr. Hsiao’s employment is terminated under certain circumstances. The agreement had a five-year initial term, and automatically renews for additional two-year terms thereafter unless terminated by either party.

     In May 1998, we entered into an employment agreement with Mr. Flanzraich pursuant to which he serves as our Vice Chairman and President. Pursuant to the agreement, Mr. Flanzraich is entitled to receive an annual base salary of not less than $500,000. The agreement provides for severance payments if Mr. Flanzraich’s employment is terminated under certain circumstances. The agreement had a five-year initial term, and automatically renews for additional two-year terms thereafter unless terminated by either party.

     In June 2002, we entered into an employment agreement with Mr. Condella pursuant to which he serves as our Managing Director of IVAX – UK. Pursuant to the agreement, Mr. Condella receives a base salary of not less than 250,000 British pounds, additional reimbursements for certain housing, childcare and travel expenses, as well as a car allowance. The agreement has a three-year term and automatically continues thereafter until terminated by either party upon six months notice.

Change in Control Agreements

     We have entered into change in control employment agreements with certain officers, including Dr. Frost, Mr. Flanzraich, Dr. Hsiao and Dr. Henein. These agreements are intended to provide protection to key employees and to provide for continuity of management in the event of a change in control. The agreements become effective if a change in control occurs during the three-year period that commences on the execution of the agreement. The period is automatically renewed each year for an additional three years, unless we provide notice of non-renewal.

     Under the change in control agreements, a change in control includes any of the following events: (1) the acquisition of 40% or more of our common stock by a person or group; (2) a change in the majority of our Board (other than a change approved by the incumbent Board); (3) approval by the shareholders of a reorganization, merger or consolidation; or (4) approval by the shareholders of a liquidation or dissolution or sale of all or substantially all of our assets. Exceptions are provided for certain transactions, including those where our existing shareholders maintain effective control.

     Once the agreements become effective upon a change in control, they have a term of three years. Each agreement provides that a covered officer will have a position, responsibilities and authority at least commensurate with those held during the ninety days preceding the change in control. Each agreement also provides that the covered officer will be paid an annual base salary equal to the highest salary received during the twelve months preceding the change in control; will be entitled to an annual bonus equal to the average annual bonus paid during the three years preceding the change in control; will be entitled to a one-time special bonus equal to his annual base salary plus the higher of his last annual bonus or the average annual bonus paid during the three years preceding the change in control if the officer remains employed with us through the six month anniversary of the change in control; and will be entitled to continued participation in our benefit plans, fringe benefits, office support and staff, vacation, and expense reimbursement on the same basis as prior to the change in control, and in any case no less favorable than those provided by us to peer executives (as defined in the agreements).

     If, following a change in control, the officer is terminated for any reason other than death, disability or for cause, or if such officer terminates his or her employment agreement for good reason (as defined in the agreements) or for any reason during the thirty-day period following the six month anniversary of the change in control, then the officer is entitled to a severance payment equal to two times the officer’s annual base salary (as defined in the agreements) plus the higher of his last annual bonus or the average annual bonus paid during the three years preceding the change in control. In addition, if the special bonus has not been paid to the officer, the severance payment shall be increased by the amount of the special bonus. The agreements also provide that the officer is entitled to continue to participate in our welfare benefit plans for the full three-year period.

     In the event that any payments made in connection with a change in control would be subjected to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, we will “gross-up” the officer’s compensation for all federal, state and local income and excise taxes and any penalties and interest.

Stock Options

     The following table sets forth information concerning stock option grants made during 2003 to the executive officers named in the “Summary Compensation Table.” All stock options identified in the table are nonqualified options and vest in four equal portions on each of the first, second, third and fourth anniversaries of their date of grant.

STOCK OPTION GRANTS IN FISCAL YEAR 2003

					Potential Realizable Value
		Percent of			At Assumed Annual Rates of
	Shares	Total			Stock Price Appreciation
	Underlying	Options			Option Term (1) ($)
	Options	Granted to	Exercise	Expiration
Name	Granted (#)	Employees (%)	Price ($)	Date	5%	10%
Phillip Frost, M.D. (2)	330,000	7.9%	10.99	3/05/2013	2,280,812	5,780,026
Neil Flanzraich (2)	220,000	5.2%	10.99	3/05/2013	1,520,541	3,853,351
Jane Hsiao, Ph.D. (2)	220,000	5.2%	10.99	3/05/2013	1,520,541	3,853,351
Rafick G. Henein, Ph.D.	200,000	4.8%	10.99	3/05/2013	1,382,310	3,503,046
Frank C. Condella, Jr.	50,000	1.2%	10.99	3/05/2010	345,578	875,761

(1) The dollar amounts under these columns represent the potential realizable value of each grant of option assuming that the market price of IVAX’ common stock appreciates in value from the grant date at the 5% and 10% annual rates prescribed by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the price of IVAX’ common stock or the ultimate value realized by a named executive officer from stock options.

(2) Dr. Frost, Mr. Flanzraich and Dr. Hsiao are also directors of IVAX Diagnostics, Inc., a publicly-traded subsidiary of ours. During 2003 each non-employee director of IVAX Diagnostics, including these individuals, received a grant of options to purchase 5,000 shares of IVAX Diagnostics’ common stock with a strike price of $5.20 per share and a term of 7 years from the date of grant. All of those options vested immediately.

     The following table sets forth information concerning stock option exercises during 2003 by each of the executive officers named in the “Summary Compensation Table” and the year-end value of unexercised options held by such officers, based on the closing price of $23.88 on December 31, 2003.

STOCK OPTION EXERCISES IN FISCAL YEAR 2003
AND FISCAL YEAR-END OPTION VALUES

			Number of Shares		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares	Value	Options at Fiscal Year-End		at Fiscal Year-End ($)
	Acquired on	Realized
Name	Exercise (#)	($)	Exercisable (#)	Unexercisable (#)	Exercisable	Unexercisable
Phillip Frost, M.D.	0	0	1,096,875	1,089,375	9,792,928	7,103,128
Neil Flanzraich	0	0	1,426,562	815,313	18,200,129	5,038,208
Jane Hsiao, Ph.D.	0	0	1,229,687	815,313	13,981,206	5,038,203
Rafick G. Henein, Ph.D.	0	0	764,063	296,875	12,296,508	2,953,128
Frank C. Condella, Jr.	0	0	25,000	125,000	300,750	1,546,750

Performance Graph

     The graph and table set forth below compare the cumulative total shareholder return on our common stock for the five-year period from December 31, 1998 through December 31, 2003 with the Dow Jones U.S. Pharmaceuticals Index and the Dow Jones U.S. Equity Market Index for the same period. By “cumulative total shareholder return,” we mean that for each year the amount of dividends paid during that year, if any, has been added to the increase or decrease in the value of a $100 investment made on December 31, 1998 in our common stock or in the combination of stocks that make up each index. For the second and subsequent years, the amount of dividends paid in prior years has been added to the original investment as if the dividends had been reinvested, and the amount of the increase or decrease during the year is based on this combined amount.

Year-end	1998	1999	2000	2001	2002	2003
IVAX Corporation	100	207	462	304	183	360
Dow Jones U.S. Pharmaceuticals Index	100	90	125	104	83	91
Dow Jones U.S. Total Market Index	100	123	111	98	76	88

Report of the Compensation and Stock Option Committee

     The compensation of our executive officers, including our Chief Executive Officer, is determined by the Compensation and Stock Option Committee of our Board, which is composed of three independent non-employee directors. The Committee seeks to ensure that our compensation policies are designed and implemented to promote the goal of enhancing long-term shareholder value. The Committee recognizes that the key to achieving this goal is to attract, retain and motivate qualified and experienced executive officers. The Committee therefore favors forms of compensation that will take maximum advantage of our strengths and will enable those who succeed in building shareholder value to share in the value that they have helped to create. Our compensation program consists of the following three components: 1) a base salary, 2) incentive bonus awards and 3) nonqualified stock options. Thus compensation for our executive officers involves a portion of pay that depends upon incentive payments, which are tied to individual performance objectives and Company and/or business unit performance, and stock options, which directly relate a significant portion of long-term compensation to stock price appreciation realized by our shareholders. The Committee has engaged ORC Worldwide™, a management consulting firm specializing in human resources and compensation issues to advise the Committee in its compensation determinations and best practices. The consultants concurred with the Committee that the total compensation paid to each of our “Top 5” executive officers was within acceptable ranges when compared to peer companies.

Base Salary

     Executive officer base salaries are based on level of position within our Company and individual contribution, with references to base salary levels of United States based executives at peer companies in the industry. The Committee also assesses a number of other pertinent factors in fixing the salary of the executive officers. Those factors include: the responsibility of the individual’s position, the individual’s performance, the Company’s overall financial performance, certain non-financial indicators of corporate performance and the business climate. In the case of executive officers with responsibility for a particular business unit, the Committee also considers that unit’s financial results. Non-financial indicators may include, among other things, strategic developments for which an executive officer has responsibility (such as acquisitions or product approvals or developments) and managerial performance. The consultants prepared a “Top 5” executive officers analysis for the Committee which included; industry direct competitors, a compensation benchmarking report defining the competitive market and typical total cash and total direct compensation. Outside consultants reviewed our Compensation Committee charter. For executive officers other than the Chief Executive Officer, the Committee also considers the salary recommendations of the Chief Executive Officer.

Bonus Awards [Short Term Incentives]

     Our net revenues of $1.42 billion and gross profit of $639 million were the highest in IVAX’ 17-year history, and 19% and 20% higher than in 2002. Nevertheless, we decided not to award our executive officers with cash bonuses for services provided during 2003.

Stock Options [Long Term Incentives]

     Stock options represent a significant portion of total compensation for our executive officers. The Committee believes that providing executives with opportunities to acquire significant stakes in our growth and prosperity through the grant of stock options will enable us to attract and retain qualified and experienced executive officers. Therefore, stock options are typically awarded at the time the executive joins us and periodically thereafter.

     Stock options are granted at the prevailing market price on the date of grant, and will only have value if the value of our common stock increases. Generally, grants vest in equal amounts over a four year period and have seven or ten year terms. Our stock options typically vest only if the executive or senior manager is employed by us at the time of vesting. Grants of stock options to executive officers (other than the Chief Executive Officer) are generally made by the Committee upon the recommendation of the Chief Executive Officer based on the level of an executive’s position with us, an evaluation of the executive’s past and expected performance, the number of outstanding and previously granted options, past compliance with our guidelines, the Company’s performance and discussions with the executive. The Committee recommends the amounts of stock option to be granted to our Chief Executive Officer to our Board for approval.

     Stock options were granted to our executive officers in March 2004 in part to reward their contributions to our financial results for 2003. A portion of the stock options granted in 2004 to executive officers vests in two- year increments to compensate for the fact that no bonus was paid for 2003, notwithstanding the Company’s financial performance. For non-executive officers, a portion of the stock options vests immediately. Management consultants worked with the Committee to determine fair and competitive grants.

     The Committee has implemented Guidelines Regarding Exercise of Stock Options applicable to all managers, scientists and other professionals, including all our executive officers, which are intended to encourage individuals who have been awarded stock options to maintain ownership of a meaningful portion of shares acquired upon exercise. These Guidelines provide that the Committee will consider an individual’s past compliance with the guidelines in considering the award of additional options. In addition, our Board of Directors has adopted Stock Ownership Guidelines for Officers, which establish specific levels of stock ownership that officers are encouraged to acquire and/or maintain as a concrete expression of their commitment to our success.

     Shares available for grant under existing stock option plans as of March 31, 2004, were 1,240,905. Therefore, without a new plan, the Company would not have sufficient shares available to provide for continued option grants in 2004 and beyond, consistent with the purpose of the Company’s normal compensation practices. The Compensation Committee believes that in order for the Company to continue to attract and retain senior management and other individuals to promote the success of the Company, an equity incentive plan is necessary. Therefore, in April 2004, the Compensation Committee recommended to the Board the approval of the 2004 Incentive Compensation Plan, subject to shareholder approval. The 2004 Incentive Compensation Plan was reviewed by outside consultants.

Chief Executive Officer

     Dr. Frost’s compensation in 2003, including base salary and stock option grant, was determined within the same framework established for all executive officers of our Company. Effective January 1, 2003, the Committee approved Dr. Frost’s base salary of $900,000. The Committee did not award any bonus for his services during 2003, consistent with the absence of bonus awards to other executive officers. In March 2004, the Committee approved a grant of 400,000 stock options to Dr. Frost based in part upon his performance during

2003. The Committee exercised its judgment and discretion in determining the level of each element of compensation, individually and in the aggregate, to Dr. Frost in 2003, with no specific weight given to any particular factor. Outside management consultants advised the Committee in its determinations.

Tax Matters

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a deduction for federal income tax purposes to public companies for compensation over $1 million paid in any taxable year to the chief executive officer or to any of the four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the limitation if certain requirements are satisfied. Based upon applicable regulations, we believe that compensation expenses relating to options granted under our 1994 Stock Option Plan would not be subject to the Section 162(m) limitations. As our compensation has seldom exceeded the $1,000,000 limit, at this time we do not qualify other compensation paid to executive officers for deductibility under Section 162(m). Therefore, such compensation will be subject to the $1,000,000 deductibility limit and we will not be allowed to deduct amounts which exceed $1,000,000. The potential tax implications of Section 162(m) will, however, continue to be evaluated with respect to our compensation strategies and future decisions involving executive compensation and the Committee is taking steps to enable the Company to comply with the deductibility requirements of Section 162(m).

     The Committee continually evaluates our compensation policies and procedures with respect to its executive officers.

COMPENSATION AND STOCK OPTION COMMITTEE:

Mark Andrews (Chairman)
Ernst Biekert, Ph.D.
Bertram Pitt, M.D.

March 15, 2004

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation and Stock Option Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

INDEPENDENT AUDITORS

     Ernst & Young LLP has been selected by our Audit Committee to serve as our independent certified public accountants for the fiscal year ending December 31, 2004. Arthur Andersen LLP, acted as our independent public accountants for the year ended December 31, 2001, and for the quarter ended March 31, 2002. On May 24, 2002, our board, upon the recommendation and approval of the Audit Committee, terminated the engagement of Arthur Andersen LLP and engaged the services of Ernst & Young LLP as its new independent certified public accountants for the fiscal year ending December 31, 2002, effective immediately.

     Arthur Andersen LLP’s report on our consolidated financial statements as of and for the fiscal year ended December 31, 2001, did not contain an adverse opinion or a disclaimer of opinion nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal year ended December 31, 2001, and the subsequent interim period through May 24, 2002, there were no disagreements between us and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen LLP’s satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the fiscal year ended December 31, 2001, or within the interim period through May 24, 2002.

     A letter from Arthur Andersen LLP to the Securities and Exchange Commission was attached as Exhibit 16.1 to our Form 8-K filed with the Securities and Exchange Commission on May 24, 2002.

     During the fiscal year ended December 31, 2001, and the subsequent interim period through May 24, 2002, we did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire and will be available to answer questions.

Independent Auditors’ Fees

     Fees for professional services provided by Ernst & Young LLP in each of the last two fiscal years, in each of the following categories (in millions) are:

	2003	2002
Audit fees	$1.2	$1.0
Audit-related fees	0.7	0.2
Tax fees	0.4	0.2
All other fees	0.1	0.4

Total	$2.4	$1.8

     Fees for audit services include fees associated with the annual audit, the reviews of our quarterly reports on Form 10-Q, statutory audits required internationally and consents and other services related to Securities and Exchange Commission (“SEC”) matters. Audit-related fees principally include advisory services related to Section 404 of the Sarbanes-Oxley Act, due diligence in connection with acquisitions, accounting consultations, audits in connection with consummated acquisitions, and employee benefit plan audits. Tax fees include tax compliance, assistance with tax audits, tax advice and tax planning, including expatriate tax services.

     All other fees include certain certifications required by foreign regulations and, in 2002, the completion of internal audit services through September 1, 2002, that were previously permitted under the SEC’s independence rules and were in process when Ernst & Young LLP was engaged as our independent certified public accountants.

     In considering the nature of the services provided by Ernst & Young LLP, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with Ernst & Young LLP and management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the U.S. SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

     The audit-related services to be performed by Ernst & Young LLP in 2002 through 2004 were approved by the Audit Committee at its May 24, 2002, meeting. Such approval was subsequently amended at the August 29, 2003, meeting for the 2003 through 2005 fiscal year audits.

     Any requests for audit, audit-related, tax, and other services not contemplated in the Engagement Letter must be submitted to the Audit Committee for specific approval and such services cannot commence until such approval has been granted. Normally, approval is provided at regularly scheduled meetings. However, the authority to grant specific approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Audit Committee is advised at the next regularly scheduled meeting of any services that were granted specific approval as well as a summary of the year-to-date approvals.

Report of the Audit Committee

          The American Stock Exchange has adopted new regulations applying to audit committees and audit committee members. These rules require that all members of our audit committee be financially literate and “independent,” as defined under applicable law and the American Stock Exchange listing standards. Our Audit Committee is comprised of four independent directors and operates under a written Charter adopted by the Board. The Charter was revised by the Board on April 16, 2004 to reflect additional and enhanced practices adopted by the Audit Committee in light of the corporate governance proposals approved by the American Stock Exchange and the Sarbanes-Oxley Act of 2002. The revised Charter is attached to this proxy statement as Appendix I. In addition, the Board has determined that Mr. Lieberman, the Chairman of the Audit Committee, and at least one other member, meets the attributes of an Audit Committee Financial Expert.

          The Audit Committee is appointed by the Board to assist the Board in its oversight function by monitoring, among other things, the integrity of the Company’s financial statements, the Company’s financial reporting process and the independence and performance of the independent auditors, and the performance of the corporate auditors. It is the responsibility of executive management of the Company to prepare financial statements in accordance with generally accepted accounting principles and of the Company’s independent auditors to audit those financial statements. The Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, replace the independent auditors.

     In this context, the Audit Committee has:

•	reviewed and discussed the audited financial statements with our management;

•	discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statement of Auditing Standards 61 (Communication with Audit Committees); and

•	received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed the independence of Ernst & Young LLP with Ernst & Young LLP. In connection with this discussion, the Audit Committee also considered whether the provision of services by the independent auditors not related to the audit of our financial statements is compatible with maintaining the independent auditors’ independence.

          Further, the Audit Committee periodically meets with both the Company’s internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

          Based on the review and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and set forth in the Charter, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003.

AUDIT COMMITTEE:

David A. Lieberman (Chairman)
Betty G. Amos
Jack Fishman, Ph.D.
Richard C. Pfenniger, Jr.

March 6, 2003

     Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Report of the Audit Committee, the Report of the Nominating Committee, the Report of the Compensation and Stock Option Committee and the Performance Graph above shall not be incorporated by reference into any such filings.

Equity Compensation Plan Information

The following table summarizes information about our equity compensation plans as of December 31, 2003:

	(a)	(b)	(c)
			Number of securities
			remaining available for
			future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected
Plan Category	warrants and rights	warrants and rights	in column (a))
Equity compensation plan approved by security holders:
1994 Plan	8,450,000	$15.56	1,405,000
Equity compensation plans not approved by security holders:
1997 Plan	11,299,000	17.40	4,681,000
1985 Plan	28,000	9.00	—

Total	19,777,000	$16.60	6,086,000

We administer and have stock options outstanding under our shareholder approved 1994 Employee Stock Option Plan (“1994 Plan”), our non-shareholder approved 1997 Stock Option Plan (“1997 Plan”) and our non-shareholder approved 1985 Stock Option Plan (“1985 Plan”). The options outstanding under the plans assumed in business acquisitions were converted into options to acquire our common stock using the applicable exchange ratios. No additional stock options may be issued under the 1985 Plan. On July 28, 2003, our Board of Directors approved a 4,000,000 share increase to 23,000,000 shares of our common stock that may be issued under the 1997 Plan. The 1994 Plan permits the issuance of options to employees, non-employee directors and consultants to purchase up to 13,125,000 shares of our common stock. All plans provide that the exercise price of the issued options shall be no less than the fair market value of the common stock on the date of grant and that the option terms shall not exceed ten years.

The 1994 Plan was adopted by our Board on April 29, 1994, and approved by the shareholders of the Company on July 29, 1994. The Committee governs the plan. We have filed registration statements on Form S-8 dated August 12, 1994 and July 9, 1996 to register the issuance of shares of our common stock issued by us and sold upon the exercise of an option granted under the 1994 plan. As of March 31, 2004, of the 13,125,000 shares of Common Stock authorized for issuance under the 1994 Plan, 2,501 shares remained available for granting, options to purchase an aggregate of 9,664,189 shares were outstanding and 3,458,310 shares had been issued under the 1994 Plan.

The 1997 Plan was adopted by our Board on December 19, 1997. The Committee governs the plan.We have filed registration statements on Form S-8 dated December 22, 1997, February 18, 2000 and October 26, 2001 to register the issuance of shares of our common stock issued by us and sold upon the exercise of an option granted under the 1997 Plan. As of March 31, 2004, of the 23,000,000 shares of stock authorized for issuance under the 1997 Plan, 1,238,404 shares remained available for granting, options to purchase an aggregate of 14,279,934 shares were outstanding and 7,481,662 shares had been issued under the 1997 Plan.

The 1985 Plan was adopted in July 1985 by the written consent of our sole stockholder at that time. Since July 29, 1994 the Plan has not been available for additional grants. The Committee governs the plan. We have filed registration statements on Form S-8 dated February 21, 1991, November 19, 1991, October 30, 1992 and August 6, 1993 to register the issuance of shares of our common stock issued and sold by us upon the exercise of an option granted under the 1985 Plan. As of March 31, 2004, of the 17,750,000 shares of stock authorized for issuance under the 1985 Plan, no shares remained available for granting, options to purchase an aggregate of 28,125 shares were outstanding and 10,927,481 shares had been issued under the 1985 Plan.

The following table presents additional information concerning the activity in the stock option plans:

	2003		2002		2001
		Weighted		Weighted		Weighted
	Number	Average	Number	Average	Number	Average
	of	Exercise	of	Exercise	of	Exercise
	Shares	Price	Shares	Price	Shares	Price
Balance at beginning of year	19,040,000	$17.40	16,756,000	$16.98	13,685,000	$11.88
Granted	4,196,000	11.85	3,874,000	17.78	5,097,000	27.97
Exercised	(1,710,000)	10.04	(681,000)	7.72	(1,531,000)	9.18
Terminated/exchanged	(1,749,000)	20.30	(909,000)	20.65	(495,000)	13.20

Balance at end of year	19,777,000	16.60	19,040,000	17.40	16,756,000	16.98

Exercisable at December 31,	10,133,000	$15.93	8,771,000	$13.07	5,804,000	$9.60

The following table summarizes information about fixed stock options outstanding at December 31, 2003:

	Options Outstanding			Options Exercisable
	Number	Weighted Average	Weighted	Number	Weighted
Range of	Outstanding	Remaining	Average	Exercisable	Average
Exercise Prices	at 12/31/03	Contractual Life	Exercise Price	at 12/31/03	Exercise Price
$ 0.00 - $ 3.94	22,000	0.8	$3.73	22,000	$3.73
$ 3.95 - $ 7.88	3,246,000	1.8	5.16	3,246,000	5.16
$ 7.89 - $11.82	3,800,000	6.8	10.92	239,000	9.73
$11.83 - $15.76	3,397,000	4.9	14.19	2,063,000	14.47
$15.77 - $19.70	4,281,000	5.4	18.91	1,773,000	18.81
$19.71 - $23.64	278,000	4.2	21.58	149,000	21.75
$23.65 - $27.58	2,112,000	4.0	26.06	1,001,000	26.01
$27.59 - $31.52	2,109,000	5.9	28.77	1,277,000	28.77
$31.53 - $35.46	313,000	3.6	34.35	229,000	34.39
$35.47 - $39.40	219,000	4.6	38.19	134,000	38.24

	19,777,000	4.8	$16.60	10,133,000	$15.93

Employee Stock Purchase Program – On June 17, 1999, the IVAX Corporation 1999 Employee Stock Purchase Plan (“ESPP”) was approved at the Annual Meeting of Shareholders. Our Board of Directors also approved the purchase of common stock in the open market, as needed, for the ESPP. The maximum number of shares available for sale under the ESPP is 5,250,000, subject to future increases as stated in the plan. The ESPP became effective January 1, 2000, for employees based in the United States and Puerto Rico, and allows them to purchase our common stock at 85% of the fair market value on the enrollment date or exercise date, whichever is lower. The maximum amount of stock an employee may purchase in a year is $25,000 and subsequent resale is restricted as stated in the plan. The ESPP is accounted for as a non-compensatory plan.

APPROVAL OF 2004 INCENTIVE COMPENSATION PLAN

Summary of Proposal

The Board recommends that shareholders approve the adoption of the 2004 Incentive Compensation Plan (the “2004 Plan”). The purpose of the 2004 Plan is to motivate certain employees, non-employee directors and independent contractors to put forth maximum efforts toward the growth, profitability, and success of the Company and its Subsidiaries by providing incentives either through cash payments and/or through the ownership and performance of the Company’s common stock. In addition, the 2004 Plan is intended to provide incentives which will help the Company attract and retain highly qualified individuals and to assist in aligning their interests with those of the Company’s shareholders.

     The 2004 Plan is intended to replace our 1997 Stock Option Plan (the “1997 Plan”) and 1994 Stock Option Plan (the “1994 Plan”, and collectively with the 1997 Plan, the “Existing Plans”). As of March 31,

2004, approximately 1,238,404 shares of common stock remain available for grant under the 1997 Plan, and approximately 2,501 shares of common stock remain available for grant under the 1994 Plan. Considering the level of awards made in recent years and given our expectations of continued expansion of our work force, shares available under our Existing Plans will not provide sufficient option capacity for the year 2004. Among the reasons for proposing the 2004 Plan is that the Board believes that it would be beneficial for the Company to have the flexibility to issue a variety of equity alternatives available when designing compensation incentives. Stock options are the only type of award the Company is allowed to issue under the Existing Plans. No stock options or other awards have been granted under the 2004 Plan. Our Compensation and Stock Option Committee (the “Committee”) has not yet considered what awards will be made under the 2004 Plan, and, consequently, the number of shares that will be covered by any such awards or the persons to whom awards will be made cannot be determined at this time. We are asking shareholders to approve 10 million shares, plus an annual increase to be added on the first day of the Company’s fiscal year equal to two percent (2%) of the then outstanding shares of Common Stock of the Company, to be made available for awards. The maximum number of shares of Common Stock with respect to which SARs, Stock Awards, Stock Units, Performance Shares of Performance Units may be collectively granted under the Plan shall not exceed 35% of the total number of shares of common stock with respect to which all Awards have been or may be granted under the Plan. Given the nature of our business and the importance of our employees, awards have been routinely and broadly distributed to our employees. The Committee believes that long-term incentives provide important incentive for directors, officers, employees and third party service providers to achieve the Company’s strategic business plan. The Committee also believes that long-term incentives consistent with those available to other leading pharmaceutical companies are required for the Company to compete for, motivate and retain higher quality directors, executives, employees and third party service providers. Accordingly, we are recommending the approval of the 2004 Plan in order to provide more flexibility in the type of awards and continue to have the ability to grant equity incentives in the future.

Summary of the 2004 Plan

The full text of the 2004 Plan is set forth as Appendix II to this proxy statement. The material features of the 2004 Plan are summarized below.

Effective Date. The 2004 Plan, if approved by the stockholders, will be effective as of April 16, 2004 and will remain in effect until April 15, 2014, unless earlier terminated by the Board.

Types of Awards. The 2004 Plan allows for the grant of stock options, stock appreciation rights, stock awards, stock units, performance shares, performance units or cash awards (collectively “Awards”), separately or in tandem with other Awards.

Stock Options. Stock options under the 2004 Plan will be in the form of non-qualified stock options (“Stock Options”).

Stock Units and Stock Awards. The 2004 Plan allows the Committee to grant stock units or awards with or without payment of consideration by the grantee. Stock units and stock awards may have such restrictions as the Committee may determine.

Stock Appreciation Rights. The 2004 Plan allows the Committee to grant awards of stock appreciation rights which entitle the grantee to receive a payment in cash, in shares of common stock, or in a combination of both, having an aggregate value equal to the spread on the date of exercise between the fair market value of the underlying shares on that date and the base price of the shares specified in the award agreement.

Performance Awards. In order to enable the Company to avail itself of the tax deductibility of “qualified performance-based compensation,” within the meaning of Code Section 162(m), paid executive officers, the 2004 Plan provides for a performance based awards, the grant or vesting of which is dependent upon attainment of objective performance targets relative to certain performance measures. The Committee shall use the following performance measures (either individually or in any combination) to set performance goals with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; financial goals;

return on shareholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

Administration. The Committee shall have all the discretionary authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the 2004 Plan, including but not limited to the following;

(a)	to determine eligibility for participation in the 2004 Plan and to select Participants;

(b)	to determine eligibility for and the type and size of an Award granted under the 2004 Plan;

(c)	to make Awards in accordance with the terms of the 2004 Plan and to determine the terms and conditions of each Award;

(d)	to supply any omission, correct any defect, or reconcile any inconsistency in the 2004 Plan in such manner and to such extent as it shall deem appropriate in its sole discretion to carry the same into effect;

(e)	to issue administrative guidelines as an aid to administer the 2004 Plan and make changes in such guidelines as it from time to time deems proper;

(f)	to make rules for carrying out and administering the 2004 Plan and make changes in such rules as it from time to time deems proper;

(g)	to the extent permitted under the 2004 Plan, grant waivers of 2004 Plan terms, conditions, restrictions, and limitations and to vary the terms of Awards to take into account tax, securities law and other regulatory requirements of foreign jurisdiction;

(h)	to accelerate the Vesting of any Award when such action or actions would be in the best interest of the Company;

(i)	to grant Awards in replacement of Awards previously granted under the 2004 Plan or any other executive compensation plan of the Company; and

(j)	to take any and all other actions it deems necessary or advisable for the proper operation or administration of the 2004 Plan.

No Repricing. Absent shareholder approval, neither the Committee nor the Board shall have the authority, with or without the consent of the affected holders of the Awards, to “reprice” an Award after the date of its initial grant with a lower exercise price in substitution for the original exercise price.

Stock Subject to the Plan. The aggregate number of shares of Common Stock which shall be available for grants or payments of Awards under the 2004 Plan during its term shall be 10,000,000 shares, plus an annual increase to be added on the first day of each fiscal year equal to two percent (2%) of the then outstanding shares of Common Stock of the Company. The maximum number of shares of Common Stock with respect to which SARs, Stock Awards, Stock Units, Performance Shares or Performance Units may be collectively granted under the 2004 Plan shall not exceed 35% of the total number of shares of Common Stock with respect to which all Awards have been or may be granted under the 2004 Plan. In the event that (i) an Award (or portion thereof) lapses, expires or is otherwise terminated without the issuance of the shares subject to such Award or is settled by the delivery of consideration other then shares, (ii) shares are tendered to pay the exercise price of a Stock Option or other Award or (iii) shares are withheld from any award to satisfy a Participant’s tax withholding obligations or, if applicable, to pay the exercise price of a Stock Option or other Award, such shares shall again become available for grants or Awards hereunder. Shares of Common Stock available for issuance under the 2004 Plan may be either authorized but unissued shares, shares of issued stock held in the Company’s treasury, or both.

If there is any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other change in capital structure or a distribution to shareholders of the Company in the nature of a liquidating distribution or a distribution pursuant to a plan of dissolution, the Committee may, in its discretion, make a proportionate adjustment to each outstanding Award that the Committee considers appropriate so that thereafter each such award shall be with respect of the Common Stock subject to such Award had such Award been paid, distributed or exercised in full immediately prior to such change or distribution. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants’ rights under the 2004 Plan, the Committee shall have the authority to adjust, in an equitable manner as it deems appropriate, the number and kind of share that may be received in respect of any Award, the number and kind of share subject to outstanding Awards, the exercise price applicable to outstanding Stock Options, and the fair market value of the Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards granted under the 2004 Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals

Eligibility. The individuals eligible to receive Awards under the 2004 Plan include all of our employees (including employee directors and employees of subsidiaries) our non-employee directors and such other individuals as the Committee may determine from time to time in its sole discretion are rendering services as a consultant or independent contractor to the Company or its subsidiaries each a “Participant”).

Maximum Aggregate Number of Shares Underlying Stock-Based Awards Granted Under the 2004 Plan to any Single Participant. The maximum aggregate number of shares of Common Stock underlying all Awards measured in shares of Common Stock (whether payable in Common Stock, cash or a combination of both) that may be granted to any single Participant in respect of any fiscal year of the Company shall be 1,000,000 shares.

Maximum Dollar Amount Underlying Cash-Based Awards Granted Under the 2004 Plan to Any Single Participant. The maximum dollar amount that may be paid to any single Participant with respect to all Awards measured in cash (whether payable in Common Stock, cash or a combination of both) in respect of any fiscal year of the Company shall be $2,000,000.

Terms of Awards

Term. The maximum term of any Award granted under the 2004 Plan is ten years.

Exercise Price of Awards. The Committee determines the exercise price of Awards upon grant. The Committee determines the permissible methods of payment for the exercise of Awards, which may include cash, common stock or any other form of consideration consistent with applicable law. Vesting. The Committee determines the schedule under which each Award vests and becomes exercisable.

Transferability. Each Award granted under the 2004 Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order” as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted thereunder and Stock Options and SARs shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that the Committee may in its sole discretion permit the transfer of an Award to a Participant’s Family Members or to one or more trusts established in whole or in part for the benefit of one or more such Family Members.

Assumption or Substitution of Awards. Notwithstanding anything contained in the 2004 Plan to the contrary, the Committee may, in its sole discretion, provide that an Award may be assumed by any entity which acquires control of the Company or may be substituted by a similar award under such entity’s compensation plans.

Accelerated Vesting. Notwithstanding any other provision of the 2004 Plan to the contrary, and without limiting the powers of the Committee under the 2004 Plan, if there is a Change in Control of the Company, as defined in the 2004 Plan the Vesting Date and/or payout of each outstanding Award shall be accelerated so that each such Award shall, immediately prior to the effective date of the Change in Control, become fully vested with respect to the total number of shares of Common stock subject to such Award. Upon the consummation of any Change of Control, all outstanding Awards under the 2004 Plan shall, to the extent not previously exercised, either be assumed by any successor corporation or parent thereof or be replaced with a comparable Award with respect to shares of common stock of such successor corporation or parent thereof.

Amendment of 2004 Plan. Provided that no amendment may adversely affect the rights of any Participant under any outstanding Award without the Participant’s consent; and, provided further, that no such amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or the rules of any national securities exchange or other market system on which the Company’s securities are then listed or traded; and, provided further, that the Board or the Committee may not, without shareholder approval, increase the maximum number of shares issuable under the 2004 Plan, the Board or the Committee may amend the 2004 Plan at any time with or without prior notice. Notwithstanding any provision herein to the contrary, the Board or the Committee shall have broad authority to amend the Plan or any Award to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

Federal Income Tax Information. The following summary is intended only as a general guide to U.S. federal income tax consequences under current law of nonqualified stock options, which are authorized for grant under the 2004 Plan. It does not attempt to describe all possible federal or other tax consequences of Awards under the 2004 Plan. The tax consequences may vary if options are granted outside the United States.

Stock Options will be non-qualified (“NQSOs”) having no special tax status. A grantee generally recognizes no taxable income as the result of the grant of a NQSO. Upon exercise of a NQSO, the grantee normally recognizes ordinary income in the amount of the difference between the NQSO exercise price and the fair market value of the shares on the exercise date. If the grantee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a NQSO, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to the Company with respect to the grant of a NQSO or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the grantee as a result of the exercise of a NQSO.

Limitation on Deductible Compensation. The Code allows publicly-held corporations to deduct compensation in excess of $1 million paid to the corporation’ s chief executive officer and its four other most highly compensated executive officers if the compensation payable is payable solely based on the attainment of one or more performance goals and certain statutory requirements are satisfied. We intend for compensation arising from Awards under the 2004 Plan based on performance goals and compensation arising from stock options and stock appreciation rights granted at fair market value to be deductible by us as performance-based compensation not subject to the $1 million limitation on deductibility.

The Board recommends a vote “FOR” Approval of the 2004 Incentive Compensation Plan

OTHER INFORMATION

Multiple Shareholders Sharing the Same Address

     Regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit us, banks, brokerage firms and other nominees to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances. This practice is known as “householding.” Shareholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a shareholder wishes to revoke a “household” consent previously provided to a bank, broker or other nominee, the shareholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. In any event, if a shareholder wishes to receive a separate proxy statement for the 2004 annual meeting or a 2003 annual report, the shareholder may receive printed copies by contacting IVAX Corporation Investor Relations, 4400 Biscayne Boulevard, Miami, Florida 33137 by mail or by calling (305) 575-6000.

     Any shareholders of record sharing an address who now receive multiple copies of our annual reports and proxy statements and who wish to receive only one copy of these materials per household in the future should also contact IVAX Corporation Investor Relations by mail or telephone as instructed above. Any shareholders sharing an address whose shares of common stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

Shareholder Proposals

     If you want to bring business before the 2005 annual meeting of shareholders, you must follow the procedures outlined in our by-laws. A copy of these procedures is available upon request from our Secretary at our executive office. One of the procedural requirements in the by-laws is timely notice in writing of the business you propose to bring before the meeting. Notice must be received not less than 60 days nor more than 90 days prior to the meeting. If notice is timely received and in compliance with all the procedures, then our proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, without including information regarding the proposal in our proxy materials.

     If you want to include a shareholder proposal in the proxy statement for the 2005 annual meeting of shareholders, it must be delivered to our Secretary at our executive office before January 31, 2005 in order to be considered for inclusion in the proxy statement for that meeting.

Expenses of Solicitation

     The cost of this solicitation will be borne by us. In addition to the use of the mail, our regular employees may solicit proxies personally or by telephone or facsimile, in addition, we may retain a professional proxy solicitation firm to assist in soliciting proxies, although no such firm has been engaged as of the date of this proxy statement.. We will reimburse brokers, banks, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding solicitation materials to beneficial owners of common stock.

Other Business

     At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxyholders see fit.

     You can obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 2003 at no charge by writing to us at Investor Relations, 4400 Biscayne Boulevard, Miami, Florida 33137.

June 7, 2004

     Appendix I

IVAX CORPORATION

AUDIT COMMITTEE CHARTER

I. Purpose

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the quality and integrity of the Corporation’s financial reports; the Corporation’s systems of internal controls regarding finance and accounting; and the Corporation’s auditing, accounting and financial reporting processes generally. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Corporation’s independent accountants and internal auditing function.

•	Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing function, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II. Composition

The Committee shall be composed of three or more directors, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, may interfere with the exercise of his or her independent judgment as a member of the Committee or independence from management and the Corporation. The Chairman of the Audit Committee must be financially sophisticated. All members of the Committee shall be financially literate, as this qualification is interpreted by the Board, at the time of their appointment. The Board shall determine whether at least one member of the Committee qualifies as an “audit committee financial expert” in compliance with the criteria established by the SEC and other relevant regulations. The existence of such member, including his or her name and whether or not he or she is independent, shall be disclosed in periodic filings as required by the SEC.

III. Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

1.1	Review Financial Reports

1.	Review the following with management and the independent accountants:

a)	the Corporation’s annual financial statements, the accountants’ report thereon and related disclosures contained in the Form 10-K, including the Corporation’s disclosure under Management’s Discussion and Analysis of Financial Condition and Results of Operations (including quality of financial reporting decisions and judgments);

b)	the audit of the annual financial statements and the independent accountants’ report thereon;

c)	any significant changes required in the independent accountants’ audit plan;

d)	any significant difficulties or disputes encountered during the audit;

e)	critical accounting policies’ disclosure for inclusion in the Form 10-K; and

f)	recommend to the Board of Directors that the audited annual financial statements be included in the Corporation’s Form 10-K.

2.	Review with management and the independent accountants the interim financial statements prior to filing the 10-Q and publicly releasing quarterly earnings. The Chair of the Committee may represent the entire Committee for purpose of this review.

1.2	Independent Accountants

3.	Exclusively appoint the independent accountants to audit the financial statements of the Corporation and its divisions and subsidiaries. Supervise the work of the independent accountants and resolve any disagreements between management and the independent accountants. Meet with the independent accountants and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent accountants. The independent auditors shall be ultimately accountable to the Committee and the Board, as representatives of the shareholders.

4.	Approve in advance, all auditing services to be provided by the independent accountants. Determine the amount of compensation to be paid to the independent accountants for such auditing services.

5.	Approve in advance, any non-audit services to be provided by the independent accountants and the fees.

6.	Evaluate the performance of the independent accountants; and where appropriate, replace the independent accountants.

7.	On an annual basis, obtain from the Corporation’s independent public accountants written disclosure delineating all relationships between such accountants and the Corporation and its affiliates, including the written disclosure and letter required by Independence Standards Board (ISB) Standard No. 1, as it may be modified or supplemented.

8.	Receive and review timely reports from the independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative accounting treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Corporation, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and the management of the Corporation, such as any management letter or schedule of unadjusted differences.

9.	Periodically discuss with the independent accountants out of the presence of management the Corporation’s internal controls, including their recommendations, if any, for improvements in the Corporation’s internal controls and the implementations of such recommendations, the fullness and accuracy of the Corporation’s financial statements and certain other matters required to be discussed by Statement on Auditing Standards No. 61 (SAS 61) *, as it may be modified.

1.3	Reviewing and Improving Process

10.	Hold regular meetings on at least a quarterly basis and as otherwise may be necessary, and hold special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants.

11.	As part of its job to foster open communication, the Committee should meet at least annually with the Corporation’s management, the Corporation’s directors of corporate audit and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed confidentially.

12.	In consultation with the independent accountants and the internal auditors, review the integrity and quality of the organization’s financial reporting processes, both internal and external, and the independent accountant’s perception of the Corporation’s financial and accounting personnel.

13.	On a quarterly basis, discuss the following with management and the independent accountants, if applicable:

a)	all significant deficiencies in the design or operation of internal controls which could adversely affect the Corporation’s ability to record, process, summarize and report financial data and any material weaknesses in internal controls; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls.

14.	Consider the independent accountant’s judgments about the quality and appropriateness of the Corporation’s accounting principles as applied and significant judgments affecting its financial reporting.

15.	Consider and recommend to the Board of Directors, if appropriate, major changes to the Corporation’s financial reporting, auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing function.

16.	Review and approve all of the Corporation’s related party transactions.

17.	Ensure the rotation of lead, concurring and audit partners and observance of the applicable time-out periods as required by Section 203 of the Sarbanes-Oxley Act and SEC Release No. 33-8183.

18.	Establish procedures for: (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

19.	Hire independent advisors and counsel as the Audit Committee may, in its discretion, determine to be necessary to carry out its duties.

1.4	Ethical and Legal Compliance

20.	Review the adequacy and appropriateness of;

a)	The Corporation’s Code of Conduct.

b)	The Corporation’s financial statements, reports and other financial information disseminated to the Securities Exchange Commission and the public.

c)	Legal compliance matters including corporate securities trading policies and any legal matter that could have a significant impact on the Corporation’s financial statements

d)	Policies with respect to risk assessment and risk management, including the Corporation’s major financial and accounting risk exposures and the steps management has undertaken to control them.

21.	Prepare Audit Committee Report for inclusion in the Corporation’s annual proxy statement.

1.5	Internal Audit

22.	Review and advise on the selection and removal of the internal audit director.

23.	Review activities, organizational structure, and qualifications of the internal audit function.

24.	Periodically review with the internal audit director any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function’s work.

25.	Periodically review with the internal audit director, the budget, staffing, and the responsibilities of the internal audit function.

1.6	Other

26.	Review the powers and duties of the Audit Committee and report and make recommendations to the Board of Directors on these responsibilities.

27.	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

28.	Review and, if appropriate, recommend updates of this Charter to the Board of Directors annually.

29.	Perform any other activities consistent with this Charter, the Corporation’s By-laws and applicable law, as the Committee or the Board deems necessary or appropriate.

LIMITATION OF AUDIT COMMITTEE’S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Corporation’s Code of Conduct. In carrying out its responsibilities, the Committee’s policies and procedures must remain flexible to enable the Committee to react to changing conditions and circumstances. The duties and responsibilities set forth above are intended to serve as a guide with the understanding that the Committee may supplement or diverge from them as appropriate.

* SAS 61 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the Audit Committee. Among the matters to be communicated to the Audit Committee are: (1) methods used to account for significant unusual transactions; (2) the effect of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountant’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements.

Appendix II

IVAX CORPORATION

2004 INCENTIVE COMPENSATION PLAN

1.0 DEFINITIONS

The following terms shall have the following meanings unless the context indicates otherwise:

1.1 “Affiliate” and “Associate” shall have the respective meanings given to such terms under Rule 12b-2 under the Exchange Act.

1.2 “Award” shall mean either a Stock Option, an SAR, a Stock Award, a Stock Unit, a Performance Share, a Performance Unit, or a Cash Award.

1.3 “Award Agreement” shall mean a written agreement between the Company and the Participant that establishes the terms, conditions, restrictions and/or limitations applicable to an Award in addition to those established by the Plan and by the Committee’s exercise of its administrative powers.

1.4 “Beneficial Owner” shall have the meaning given to such term under Rule 13d-3 under the Exchange Act.

1.5 “Board” shall mean the Board of Directors of the Company.

1.6 “Cash Award” shall mean the grant by the Committee to a Participant of an award of cash as described in Section 11 below.

1.7 “Cause” shall mean (i) willful malfeasance or willful misconduct by the Employee in connection with his/her employment, (ii) continuing failure to perform such duties as are requested by the Company and/or its subsidiaries, (iii) failure by the Employee to observe material policies of the Company and/or its subsidiaries applicable to the Employee or (iv) the commission by the Employee of (x) any felony or (y) any misdemeanor involving moral turpitude.

1.8 “Change in Control of the Company” or “Change in Control” shall mean the occurrence of any of the following events:

     (a) any Person, as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, or any successor section thereto, (other than (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) any Subsidiaries of the Company, (iv) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes, either alone or together with such Person’s Affiliates and Associates, the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then-outstanding securities.

     (b) during any period of twenty-four months, individuals who at the beginning of such period constitute the Board, and any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

     (c) the effective date or date of consummation of any transaction or series of transactions (other than a transaction to which only the Company and one or more of its subsidiaries are parties) under which the Company is merged or consolidated with any other company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity)

50% or more of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

     (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets;

1.9 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.10 “Committee” shall mean the Board’s Stock Option and Compensation Committee or any other committee of the Board appointed to administer this Plan.

1.11 “Common Stock” shall mean the common stock of the Company.

1.12 “Company” shall mean IVAX Corporation, a Florida Corporation.

1.13 “Disability” shall mean shall mean the inability to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which constitutes a permanent and total disability, as defined in Section 22(e) (3) of the Code (or any successor section thereto) and has applied for and been granted Long Term Disability under the Company’s Long Term Disability Plan. The determination whether a Participant has suffered a Disability shall be made by the Committee, in its sole discretion, based upon such evidence as it deems necessary and appropriate, and shall be conclusive and binding on the Participant. A Participant shall not be considered disabled unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.

1.14 “Dividend Equivalent Right” shall mean the right to receive an amount equal to the amount of any dividend paid with respect to a share of Common Stock multiplied by the number of shares of Common Stock underlying or with respect to a Stock Option, a SAR, a Stock Unit or a Performance Unit, and which shall be payable in cash, in Common Stock, in the form of Stock Units or Performance Units, or a combination of any or all of the foregoing.

1.15 “Effective Date” shall mean the date on which the Board adopts the Plan.

1.16 “Employee” shall mean an employee of the Company or any Subsidiary as described in Treasury Regulation Section 1.421-7(h).

1.17 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

1.18 “Fair Market Value” shall, unless otherwise required by any applicable provision of the Code or any Treasury Regulations, mean:

     (a) if a security is listed or trading on a national securities exchange or other market system, the closing price of such security on the date of calculation (or on the last preceding trading date if such security was not traded on such date), or

     (b) if such security is not listed or trading on a national securities exchange or other market system, as determined in good faith by the Board or the Committee.

1.19 “Family Members” shall mean a Participant’s spouse, parents, children, and siblings, whether by blood, marriage or adoption.

1.20 “Independent Contractor” shall mean a Person (other than a Person who is an Employee or a Nonemployee Director) or an entity that renders services to the Company or any Subsidiary.

1.21 “ISO” shall mean an “incentive stock option” as such term is used in Code Section 422.

1.22 “Nonemployee Director” shall mean a member of the Board or the board of directors of a Subsidiary who is not an Employee.

1.23 “Nonqualified Stock Option” shall mean a Stock Option that is not an ISO.

1.24 “Participant” shall mean any Employee, Nonemployee Director or Independent Contractor to whom an Award has been granted by the Committee under the Plan.

1.25 “Performance-Based Award” shall mean an Award subject to the achievement of certain performance goal or goals as described in Section 12 below.

1.26 “Performance Share” shall mean the grant by the Committee to a Participant of an Award as described in Section 10.1 below.

1.27 “Performance Unit” shall mean the grant by the Committee to a Participant of an Award as described in Section 10.2 below.

1.28 “Person” shall mean any person, entity or “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).

1.29 “Plan” shall mean the IVAX Corporation 2004 Incentive Compensation Plan, as it may be amended from time to time.

1.30 “Retirement” shall mean the termination of the employment, other than for Cause or due to death or Disability, of a Participant who; (i) has reached the age of 65; (ii) has reached the age of 62 and has completed 5 years of service with the Company; or (iii) has reached the age of 60 and has completed 10 years of service with the Company.

1.31 “SAR” shall mean the grant by the Committee to a Participant of a stock appreciation right as described in Section 8 below.

1.32 “Stock Award” shall mean the grant by the Committee to a Participant of an Award of Common Stock as described in Section 9.1 below.

1.33 “Stock Option” shall mean the grant by the Committee to a Participant of an option to purchase Common Stock as described in Section 7 below.

1.34 “Stock Unit” shall mean the grant by the Committee to a Participant of an Award as described in Section 9.2 below.

1.35 “Subsidiary” shall mean a corporation of which the Company is the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock or any other business entity in which the Company is the Beneficial Owner, directly or indirectly, of more than 50% or any other business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

1.36 “Treasury Regulations” shall mean the regulations promulgated under the Code by the United States Department of the Treasury, as amended from time to time.

1.37 “Vest” shall mean:

     (a) with respect to Stock Options and SARs, when the Stock Option or SAR (or a portion of such Stock Option or SAR) first becomes exercisable and remains exercisable subject to the terms and conditions of such Stock Option or SAR; or

     (b) with respect to Awards other than Stock Options and SARs, when the Participant has:

     (i) an unrestricted right to receive the compensation (whether payable in Common Stock, cash or a combination of both) attributable to such Award (or a portion of such Award) or to otherwise enjoy the benefits underlying such Award; and

     (ii) a right to transfer an Award subject to no Company-imposed restrictions or limitations other than restrictions and/or limitations imposed by Section 14 below.

1.38 “Vesting Date” shall mean the date or dates on which an Award Vests.

1.39 “Voting Stock” shall mean the capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

2.0 PURPOSE AND TERM OF PLAN

2.1 Purpose. The purpose of the Plan is to motivate certain Employees, Nonemployee Directors and Independent Contractors to put forth maximum efforts toward the growth, profitability, and success of the Company and Subsidiaries by providing incentives to such Employees, Nonemployee Directors and Independent Contractors either through cash payments and/or through the ownership and performance of the Common Stock. In addition, the Plan is intended to provide incentives which will help the Company attract and retain highly qualified individuals as Employees and Nonemployee Directors and to assist in aligning the interests of such Employees and Nonemployee Directors with those of its shareholders.

2.2 Term. The Plan shall be effective as of the Effective Date; provided, however, that the Plan shall be approved by the shareholders of the Company at an annual meeting or any special meeting of shareholders of the Company within 12 months before or after the Effective Date, and such approval by the shareholders of the Company shall be a condition to the right of each Participant to receive Awards hereunder. Any Award granted under the Plan prior to the approval by the shareholders of the Company shall be effective as of the date of grant (unless the Committee specifies otherwise at the time of grant), but no such Award may Vest, be paid out, or otherwise be disposed of prior to such shareholder approval. If the shareholders of the Company fail to approve the Plan in accordance with this Section 2.2, any Award granted under the Plan shall be automatically cancelled without payment of any consideration to the recipient of such Award. The Plan shall remain in effect for ten years or until earlier terminated by the Board and no Award may be granted under the Plan on a date that is more than ten years from the Effective Date; provided, however, that in the event of Plan termination or expiration, the provisions of the Plan shall remain in effect as to any Awards which remain outstanding until all such Awards have been satisfied or are terminated under the terms of this Plan or under the applicable Award Agreement.

3.0 ELIGIBILITY AND PARTICIPATION

3.1 Eligibility. All Employees, all Nonemployee Directors and all Independent Contractors shall be eligible to participate in the Plan and to receive Awards. An individual’s status as a member of the Committee will not affect his eligibility to participate in the Plan.

3.2 Participation. Participants shall consist of such Employees, Nonemployee Directors and Independent Contractors as the Committee in its sole discretion designates to receive Awards under the Plan. Subject to Section 7.1, an Award may also be granted to an Employee, in connection with hiring, retention or otherwise prior to the date the Employee first performs services for the Company or any Subsidiary, provided that such Awards shall not become Vested prior to the date the Employee first performs such services. Designation of a Participant in any year shall not require the Committee to designate such Person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

4.0 ADMINISTRATION

4.1 Responsibility. The Committee shall have the responsibility, in its sole discretion, to control, operate, manage and administer the Plan in accordance with its terms; provided, however, that the Board may in any instance perform any of the functions of the Committee hereunder.

4.2 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement which shall be signed by the Company and the Participant; provided, however, that in the event of any conflict between a provision of the Plan and any provision of an Award Agreement, the provision of the Plan shall prevail.

4.3 Authority of the Committee. The Committee shall have all the discretionary authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan, including but not limited to the following:

     (a) to determine eligibility for participation in the Plan and to select Participants;

     (b) to determine eligibility for and the type and size of an Award granted under the Plan;

     (c) to make Awards in accordance with the terms of the Plan and to determine the terms and conditions of each Award;

     (d) to supply any omission, correct any defect, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem appropriate in its sole discretion to carry the same into effect;

     (e) to issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper;

     (f) to make rules for carrying out and administering the Plan and make changes in such rules as it from time to time deems proper;

     (g) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations and to vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions;

     (h) to accelerate the Vesting of any Award when such action or actions would be in the best interest of the Company;

     (i) to grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company; and

     (j) to take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

4.4 Action by the Committee. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its members or, subject to Section 4.5 below, one or more agents to execute and deliver documents on behalf of the Committee.

4.5 Delegation of Authority. To the extent permitted by applicable law, the Committee may delegate to one or more of its members, or to one or more officers of the Company, such administrative duties as it may deem advisable; provided, however, that any such delegation shall be in writing and, provided, further, that the Committee may not delegate its authority (a) to make Awards to Participants or (b) under Sections 4.3 (a), (b), (c), (d), (e), (f), (g), (h), (i) or (j) or Section 16 of the Plan. Any action undertaken by any such member or agent in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to such members or agents. In addition, the Committee, or any Person to whom it has delegated duties under this Section 4.5, may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the Subsidiary whose employees have benefited from the Plan, as determined by the Committee. In the performance of its functions, the Committee shall be entitled to rely upon information, opinions, computations and advice furnished by the Company’s officers, any counsel, consultant or agent retained by the Committee, and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

4.6 Determinations and Interpretations by the Committee. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants and their heirs, successors, and legal representatives.

4.7 Liability. No member of the Board, no member of the Committee and no Employee shall be liable for any act or failure to act hereunder, except in circumstances involving his or her willful misconduct, or for any act or failure to act hereunder by any other member or Employee or by any agent to whom duties in connection with the administration of the Plan have been delegated.

4.8 Indemnification. The Company shall indemnify members of the Board, members of the Committee and any agent of the Committee who is an Employee, against any and all liabilities or expenses to which they may be subjected (including, without limitation, the reasonable fees and expenses of counsel) by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such Person’s willful misconduct.

5.0 SHARES SUBJECT TO PLAN

5.1 Available Shares. Subject to the provisions of Section 5.2 below, the aggregate number of shares of Common Stock which shall be available for grants or payments of Awards under the Plan during its term shall be 10,000,000 shares, plus an annual increase to be added on the first day of the Company’s fiscal year equal to two percent (2%) of the then outstanding shares of Common Stock of the Company. In the event that (i) an Award (or portion thereof) lapses, expires or is otherwise terminated without the issuance of the shares subject to such Award or is settled by the delivery of consideration other than shares, (ii) shares are tendered to pay the exercise price of a Stock Option or other Award or (iii) shares are withheld from any award to satisfy a Participant’s tax withholding obligations or, if applicable, to pay the exercise price of a Stock Option or other Award, such shares shall again become available for grants or Awards hereunder. Such shares of Common Stock available for issuance under the Plan may be either authorized but unissued shares, shares of issued stock held in the Company’s treasury, or both, at the discretion of the Company. Awards that are payable only in cash are not subject to this Section 5.1.

5.2 Adjustment to Shares. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If there is any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to shareholders of the Company in the nature of a liquidating distribution or a distribution pursuant to a plan of dissolution, the Committee may, in its discretion, make a proportionate adjustment to each outstanding Award that the Committee considers appropriate so that thereafter each such Award shall be with respect to or exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Award had such Award been paid, distributed or exercised in full immediately prior to such change or distribution. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of Participants’ rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner as it deems appropriate, the number and kind of shares that may be received in respect of any Award, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Stock Options, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards granted under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of performance periods; provided, however, that with respect to Performance-Based Awards, such modifications and/or changes do not disqualify compensation attributable to such Awards as “performance-based compensation” under Code Section 162(m). In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. The Committee’s determination of what, if any, adjustments shall be made shall be final and binding on the Company and all Participants.

5.3 Maximum Grants of Awards Other than Stock Options. The maximum number of shares of Common Stock with respect to which SARs, Stock Awards, Stock Units, Performance Shares or Performance Units may be collectively granted under the Plan shall not exceed 35% of the total number of shares of Common Stock with respect to which all Awards have been or may be granted under the plan.

5.4 No Repricing. Absent shareholder approval, neither the Committee nor the Board shall have the authority, with or without the consent of the affected holders of the Awards, to “reprice” an Award after the date of its initial grant with a lower exercise price in substitution for the original exercise price. Adjustments in accordance with Section 5.2 above shall not be deemed “repricings” for purposes of this Section 5.4. This Section 5.4 may not be amended, altered or repealed by the Committee or the Board without the approval of the shareholders of the Company.

6.0 MAXIMUM INDIVIDUAL AWARDS

6.1 Maximum Aggregate Number of Shares Underlying Stock-Based Awards Granted Under the Plan to Any Single Participant. The maximum aggregate number of shares of Common Stock underlying all Awards measured in shares of Common Stock (whether payable in Common Stock, cash or a combination of both) that may be granted to any single Participant in respect of any fiscal year of the Company shall be 1,000,000 shares, subject to adjustment as provided in Section 5.2 above.

6.2 Maximum Dollar Amount Underlying Cash-Based Awards Granted Under the Plan to Any Single Participant. The maximum dollar amount that may be paid to any single Participant with respect to all Awards measured in cash (whether payable in Common Stock, cash or a combination of both) in respect of any fiscal year of the Company shall be $2,000,000.

7.0 STOCK OPTIONS

7.1 In General. The Committee may, in its sole discretion, grant Stock Options to Employees, Nonemployee Directors and Independent Contractors on or after the Effective Date, subject, in all cases to Section 2.2 of the Plan. The Committee shall, in its sole discretion, determine the Employees, the Nonemployee Directors and Independent Contractors who will receive Stock Options and the number of shares of Common Stock underlying each Stock Option. Each Stock Option shall be subject to such terms and conditions consistent with the Plan set forth in the applicable Award Agreement and such other terms and conditions consistent with the Plan and the applicable Award Agreement as the Committee may impose from time to time. In addition, each Stock Option shall be subject to the following terms and conditions set forth in Sections 7.2 through 7.8 below.

7.2 Exercise Price. The Committee shall specify the exercise price of each Stock Option in the Award Agreement; provided, however, that the exercise price of any Nonqualified Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

7.3 Term of Stock Option. The Committee shall specify the term of each Stock Option in the Award Agreement shall terminate as set forth in Section 14 below or at such earlier times and upon such conditions or circumstances as the Committee shall, in its sole discretion, set forth in the Award Agreement.

7.4 Vesting Date. The Committee shall specify the Vesting Date with respect to each Stock Option in the Award Agreement; provided, that the Committee may provide in the applicable Award Agreement that any Stock Option shall Vest in such portions or installments as the Committee may, in its sole discretion, determine. The Committee may grant Stock Options that are Vested, either in whole or in part, on the date of grant. If the Committee fails to specify a Vesting Date in the Award Agreement, 25% of such Stock Option shall become exercisable on each of the first four anniversaries of the date of grant and shall remain exercisable following such anniversary date until the Stock Option expires in accordance with its terms under the Award Agreement or under the terms of the Plan. The Vesting of a Stock Option may be subject to such other terms and conditions as shall be determined by the Committee, including, without limitation, accelerating the Vesting if certain performance goals are achieved.

7.5 Exercise of Stock Options. The Stock Option exercise price may be paid in cash or, in the sole discretion of the Committee, by the delivery of shares of Common Stock or other securities of the Company then owned by the Participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, or by a combination of these methods. In the sole discretion of the Committee, and subject to all applicable laws, rules and regulations, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a Participant, providing the Company with a notarized statement attesting to the number of shares owned by the Participant, where upon verification by the Company, the Company would issue to the Participant only the number of incremental shares to which the Participant is entitled upon exercise of the Stock Option. In determining which methods a Participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate; provided, however, that any method approved by the Committee shall comply with applicable securities laws. When payment of the exercise price for a Stock Option consists of shares of the Company’s capital stock or other securities of the Company, such securities will not be accepted as payment unless the Participant has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes.

7.7 Additional Terms and Conditions. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Stock Option, as they may determine in their sole discretion; provided, they are not inconsistent with the Plan, including, without limitation, any requirement that the Participant not engage in competition with the Company or any Subsidiary.

7.8 Conversion Stock Options. The Committee may, in its sole discretion and upon such terms and conditions as it deems appropriate, grant a Stock Option to any holder of an option (hereinafter referred to as an “Original Option”) to purchase shares of the stock of any corporation:

     (a) the stock or all or substantially all of the assets of which were acquired, directly or indirectly, by the Company or any Subsidiary, or

     (b) which was merged with and into the Company or a Subsidiary, so that the Original Option is converted into a Stock Option (hereinafter referred to as a “Conversion Stock Option”); provided, however, that such Conversion Stock Option as of the date of its grant (the “Conversion Stock Option Grant Date”) shall have substantially the same economic value as the Original Option as of the Conversion Stock Option Grant Date.

8.0 Stock Appreciation Rights

8.1 In General. The Committee may, in its sole discretion, grant SARs to Employees, Nonemployee Directors, and/or Independent Contractors. An SAR is a right to receive a payment in cash, Common Stock or a combination of both, in an amount equal to the excess of (x) the Fair Market Value of the Common Stock, or other specified valuation, of a specified number of shares of Common Stock on the date the SAR is exercised over (y) the Fair Market Value of the Common Stock, or other specified valuation (which shall be no less than the Fair Market Value of the Common Stock), of such shares of Common Stock on the date the SAR is granted, all as determined by the Committee. If a SAR is granted retroactively in tandem with or in substitution for a Stock Option, the designated Fair Market Value of the Common Stock in the Award Agreement shall be the Fair Market Value of the Common Stock on the date such Stock Option was granted, the SAR shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and the SAR shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercised. Each SAR shall be subject to such terms and conditions, including, but not limited to, a provision that automatically converts a SAR into a Stock Option on a conversion date specified at the time of grant, as the Committee shall impose from time to time in its sole discretion and subject to the terms of the Plan.

9.0 STOCK AWARDS AND STOCK UNITS

9.1 Stock Awards. The Committee may, in its sole discretion, grant Stock Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Stock Award shall consist of shares of Common Stock which shall be subject to such terms and conditions as the Committee in its sole discretion determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the Vesting Date with respect to such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the Participant’s employment within specified periods. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Stock Award and/or that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. With respect to the shares of Common Stock subject to a Stock Award, the Participant shall have all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares, unless the Committee determines otherwise on the date of grant.

9.2 Stock Units. The Committee may, in its sole discretion, grant Stock Units to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Stock Unit is a hypothetical share of Common Stock represented by a notional account established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Stock Units. Stock Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate including, without limitation, determinations of the Vesting Date with respect to such Stock Units and the criteria for the Vesting of such Stock Units. A Stock Unit granted by the Committee shall provide for payment in shares of Common Stock at such time or times as the Award Agreement shall specify. The Committee shall determine whether a Participant who has been granted a Stock Unit shall also be entitled to a Dividend Equivalent Right.

9.3 Payout of Stock Units. Subject to a Participant’s election to defer in accordance with Section 17.3 below, upon the Vesting of a Stock Unit, the shares of Common Stock representing the Stock Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the

Stock Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

10.0 PERFORMANCE SHARES AND PERFORMANCE UNITS

10.1 Performance Shares. The Committee may, in its sole discretion, grant Performance Shares to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Performance Share shall consist of a share or shares of Common Stock which shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Shares that will be paid out or distributed to the Participant who has been granted Performance Shares. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in Section 12.3 below. With respect to the Performance Shares, the Participant shall have none of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares, unless and until such Performance Shares shall have been Vested and distributed to the Participant.

10.2 Performance Units. The Committee may, in its sole discretion, grant Performance Units to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Performance Unit is a hypothetical share or shares of Common Stock represented by a notional account which shall be established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Performance Units. Performance Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Units that will be accrued with respect to the Participant who has been granted Performance Units. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in Section 12.3 below.

10.3 Payout of Performance Shares or Performance Units. Subject to a Participant’s election to defer in accordance with Section 17.3 below, upon the Vesting of a Performance Share or a Performance Unit, the shares of Common Stock representing the Performance Share or the Performance Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Performance Share or a Performance Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

11.0 CASH AWARDS

11.1 In General. The Committee may, in its sole discretion, grant Cash Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Cash Award shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the Vesting Date with respect to such Cash Award, the criteria for the Vesting of such Cash Award, and the right of the Company to require the Participant to repay the Cash Award (with or without interest) upon termination of the Participant’s employment within specified periods.

12.0 PERFORMANCE-BASED AWARDS

12.1 In General. The Committee, in its sole discretion, may designate Awards granted under the Plan as Performance-Based Awards (as defined below) if it determines that such compensation might not be tax deductible by the Company due to the deduction limitation imposed by Code Section 162(m). Accordingly, an Award granted under the Plan may be granted in such a manner that the compensation attributable to such Award is intended by the Committee to qualify as “qualified performance-based compensation” (as such term is used in Code Section 162(m) and the Treasury Regulations thereunder) and thus be exempt from the deduction limitation imposed by Code Section 162(m) (“Performance-Based Awards”).

12.2 Qualification of Performance-Based Awards. Awards shall only qualify as Performance-Based Awards under the Plan if:

     (a) at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Code Section 162(m) and the Treasury Regulations thereunder);

     (b) with respect to either the granting or Vesting of an Award (other than (i) a Nonqualified Stock Option or (ii) a SAR, which are granted with an exercise price at or above the Fair Market Value of the Common Stock on the date of grant), such Award is subject to the achievement of a performance goal or goals based on one or more of the performance measures specified in Section 12.3 below;

     (c) the Committee establishes in writing (i) the objective performance-based goals applicable to a given performance period and (ii) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such performance period (but in no event after 25 percent of such performance period has elapsed);

     (d) no compensation attributable to a Performance-Based Award will be paid to or otherwise received by a Participant until the Committee certifies in writing that the performance goal or goals (and any other material terms) applicable to such performance period have been satisfied; and

     (e) after the establishment of a performance goal, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Award as “performance-based compensation” under Code Section 162(m)) or increase the amount of compensation payable with respect to such Award upon the attainment of such performance goal.

12.3 Performance Measures. The Committee shall use the following performance measures (either individually or in any combination) to set performance goals with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; financial goals; return on shareholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

13.0 CHANGE IN CONTROL

13.1 Accelerated Vesting. Notwithstanding any other provision of this Plan to the contrary, and without limiting the powers of the Committee under Section 4.3 of the Plan, if there is a Change in Control of the Company, the Vesting Date and/or payout of each outstanding Award shall be accelerated so that each such Award shall, immediately prior to the effective date of the Change in Control, become fully vested with respect to the total number of shares of Common stock subject to such Award. Upon the consummation of any Change of Control, all outstanding Awards under the Plan shall, to the extent not previously exercised, either be assumed by any successor corporation or parent thereof or be replaced with a comparable Award with respect to shares of common stock of such successor corporation or parent thereof.

13.2 Cashout. The Committee, in its sole discretion, may determine that, upon the occurrence of a Change in Control of the Company, all or a portion of certain outstanding Awards shall terminate within a specified number of days after notice to the holders, and each such holder shall receive an amount equal to the value of such Award on the date of the Change in Control, and with respect to each share of Common Stock subject to a Stock Option or SAR, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control (or such other greater amount as the Committee may determine in its sole and absolute discretion to be equitable to prevent dilution or enlargement of Participants’ rights under the Plan) over the exercise price per share of such Stock Option or SAR. Such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its sole discretion, shall determine.

13.3 Assumption or Substitution of Awards. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that an Award may be assumed by any entity which acquires control of the Company or may be substituted by a similar award under such entity’s compensation plans.

14.0 TERMINATION OF EMPLOYMENT IF PARTICIPANT IS AN EMPLOYEE

14.1 Termination of Employment Due to Death. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated due to death:

     (a) all non-Vested portions of Awards held by the Participant on the date of the Participant’s death shall immediately be forfeited by such Participant as of such date; and

     (b) all Vested portions of Stock Options and SARs held by the Participant on the date of the Participant’s death shall remain exercisable until the earlier of:

     (i) the end of the 12-month period following the date of the Participant’s death, or

     (ii) the date the Stock Option or SAR would otherwise expire.

14.2 Termination of Employment for Cause. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated by the Company for Cause, all Awards held by a Participant on the date of the termination of his or her employment for Cause, whether Vested or non-Vested, shall immediately be forfeited by such Participant as of such date. If a Participant’s employment is terminated for Cause during the six months following any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

14.3 Termination of Employment Due to Retirement or Disability. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated due to Retirement or Disability of the Participant:

     (a) all non-Vested portions of Awards held by the Participant on the date of the Participant’s Retirement or the date of the termination of his or her employment, as the case may be, shall immediately be forfeited by such Participant as of such date; and

     (b) all Vested portions of Stock Options and SARs held by the Participant on the date of the Participant’s Retirement or the date of the termination of his or her employment, as the case may be, shall remain exercisable until the earlier of:

     (i) the end of the 36-month period following the date of the Participant’s Retirement or the date of the termination of his or her employment, as the case may be, or

     (ii) the date the Stock Option or SAR would otherwise expire.

14.4 Other Terminations of Employment. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated for any reason other than for Cause, retirement or due to death or Disability:

     (a) all non-Vested portions of Awards held by the Participant on the date of the termination of his or her employment shall immediately be forfeited by such Participant as of such date; and all Vested portions of Stock Options and/or SARs held by the Participant on the date of the termination of his or her employment shall remain exercisable until the earlier of;

     (i) the end of the 12-month period following the date of the termination of the Participant’s employment, or

     (ii) the date the Stock Option or SAR would otherwise expire.

14.5 Change in Status. Notwithstanding anything to the contrary set forth in the Plan, if any Employee ceases for any reason to be an Employee but continues to perform services for the Company (whether as a Nonemployee Director, consultant, agent, Independent Contractor or otherwise), such Participant shall retain his or her Awards upon the original terms and conditions thereof; provided, however, that if such Participant thereafter ceases to perform services for the Company then the provisions of this Section 14.4 shall no longer apply and such Award shall thereafter be subject to the provisions of Section 14.1, 14.2 or 14.3, as applicable.

14.6 Committee Discretion. Notwithstanding anything contained in the Plan to the contrary, and without limiting the powers of the Committee under Section 4.3 of the Plan, the Committee may, in its sole discretion, provide that:

     (a) any or all non-Vested portions of Stock Options and/or SARs held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall immediately become exercisable as of such date and shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire;

     (b) any or all Vested portions of Nonqualified Stock Options and/or SARs held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire; and/or

     (c) any or all non-Vested portions of Stock Awards, Stock Units, Performance Shares, Performance Units, and/or Cash Awards held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall immediately Vest or shall become Vested on a date that occurs on or prior to the date the Award is scheduled to vest.

14.6 Cancellation and Rescission of Awards Due to Detrimental Activity. Unless the Award Agreement specifies otherwise, and regardless of whether the Participant’s employment or engagement with the Company is terminated (whether for Cause or otherwise), the Committee may cancel, rescind, or otherwise withhold any Awards held by a Participant, whether Vested or non-Vested, and any such Awards shall immediately be forfeited by such Participant at any time that the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any “Detrimental Activity.” For purposes of this Section 14.6, “Detrimental Activity” shall include: (i) the rendering of services, directly or indirectly, to or for the benefit of any organization or engaging directly or indirectly in any business which is competitive with the Company, or which organization or business, or the rendering of services to or for the benefit of such organization, is prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any “confidential information,” as defined in the Company’s Employee Handbook, acquired by the Participant either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign exclusively to the Company, all right title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment with the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) a violation of any rule, policy, procedure or guideline of the Company, including but not limited to the Company’s Code of Conduct; (v) any attempt, directly or indirectly, to induce any employee of the Company to be employed or render services other than for the Company, or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier, or partner of the Company, other than in connection with the Company’s business; (vi) the Participant being convicted of, or entering a guilty plea with respect to a crime, whether or not connected with the Company; (vii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company or (viii) any agreement, whether or not in writing, to do any of the foregoing. Upon exercise, payment or delivery pursuant to an Award, the Participant may be required to certify, in a manner acceptable to the Committee, that he or she is in compliance with all of the terms and conditions of the Plan and is not and has not engaged in any Detrimental Activity. In the event a Participant fails to comply with the provisions of this Section 14.6 after the grant of the Award and prior to, or during the six months after any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

15.0 TAXES

15.1 Withholding Taxes. With respect to Employees, the Company, or the applicable Subsidiary, may require a Participant whose Stock Award, Stock Unit, Performance Share or Performance Unit granted hereunder has Vested, or who exercises a Stock Option or SAR granted hereunder to reimburse the Company or the Subsidiary which employs such Participant for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation or entity in respect of the issuance or disposition of such shares or the payment of any amounts. In lieu thereof, the Company or the Subsidiary which employs such Participant, shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Subsidiary, as applicable, to the Participant upon such terms and conditions as the Committee shall in its sole discretion prescribe. The Company or the Subsidiary that employs such Participant may, in its discretion, hold the stock certificate to which such Participant is entitled upon the Vesting of a Stock Award, Stock Unit, Performance Share or Performance Unit or the exercise of a Stock Option or SAR as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated by or paid to the Company or such Subsidiary.

15.2 Use of Common Stock to Satisfy Withholding Obligation. With respect to Employees, at any time that the Company, Subsidiary or other entity that employs such Participant becomes subject to a withholding obligation under applicable law with respect to the vesting of a Stock Award, Stock Unit, Performance Share or Performance Unit or the exercise of a Nonqualified Stock Option (the “Tax Date”), except as set forth below, a holder of such Award may, subject to the approval of the Committee, elect to satisfy, in whole or in part, the holder’s related personal tax liabilities (an “Election”) by (i) directing the Company, Subsidiary or other entity that employs such Participant to withhold from shares issuable in the related vesting or exercise either a specified number of shares or shares of Common Stock having a specified value (in each case equal to the related minimum statutory personal withholding tax liabilities with respect to the applicable taxing jurisdiction in order to comply with the requirements for a “fixed plan” under Accounting Principals Board Opinion No. 25), (ii) tendering shares of Common Stock or other securities of the Company previously issued pursuant to the exercise of a Stock Option or other shares of the Common Stock owned by the holder, or (iii) combining any or all of the foregoing Elections in any fashion. The foregoing notwithstanding, however, when previously issued shares of Common Stock or other securities of the Company are tendered pursuant to an Election, such tender of shares will not be accepted unless the Participant has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes. An Election shall be irrevocable. The withheld shares and other shares of Common Stock or other securities tendered in payment shall be valued at their Fair Market Value on the Tax Date. The Committee may in its sole discretion disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate, including conditions or restrictions with respect to Section 16 of the Exchange Act.

15.3 No Guarantee of Tax Consequences. No Person connected with the Plan in any capacity, including, but not limited to, the Company and any Subsidiary and their respective directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

16.0 AMENDMENT AND TERMINATION

16.1 Termination of Plan. The Board or the Committee may suspend or terminate the Plan at any time with or without prior notice; provided, however, that no action authorized by this Section 16.1 shall reduce the amount of any outstanding Award or adversely change the terms and conditions thereof without the Participant’s consent.

16.2 Amendment of Plan. Provided that no amendment may adversely affect the rights of any Participant under any outstanding Award without the Participant’s consent; and, provided further, that no such amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or the rules of any national securities exchange or other market system on which the Company’s securities are then listed or traded; and, provided further, that the Board or the Committee may not, without shareholder approval, increase the maximum number of shares issuable under the Plan, the Board or the Committee may amend the Plan at any time with or without prior notice. Notwithstanding any provision herein to the contrary, the Board or the Committee shall have broad authority to amend the Plan or any Award to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

16.3 Amendment or Cancellation of Award Agreements. Without limitation to the rights of the Committee under Sections 4.3 and 14.6 of the Plan, the Committee may amend or modify any Award Agreement at any time by mutual agreement between the Committee and the Participant or such other Persons as may then have an interest therein. In addition, by mutual agreement between the Committee and a Participant or such other Persons as may then have an interest therein, Awards may be granted to an Employee, Nonemployee Director or Independent Contractor in substitution and exchange for, and in cancellation of, any Awards previously granted to such Employee, Nonemployee Director or Independent Contractor under the Plan, or any award previously granted to such Employee, Nonemployee Director or Independent Contractor under any other present or future plan of the Company or any present or future plan of an entity which (i) is purchased by the Company, (ii) purchases the Company, or (iii) merges into or with the Company.

17.0 MISCELLANEOUS

17.1 Other Provisions. Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines in its sole discretion on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, to assist the Participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any Stock Option, for the acceleration of Vesting of Awards in the event of a Change in Control of the Company, for the payment of the value of Awards to Participants in the event of a Change in Control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the Participant’s employment in addition to those specifically provided for under the Plan.

17.2 Transferability. Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order” as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted thereunder and Stock Options and SARs shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that the Committee may in its sole discretion permit the transfer of an Award to a Participant’s Family Members or to one or more trusts established in whole or in part for the benefit of one or more such Family Members In the event of the death of a Participant, each Stock Option or SAR theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall, in its sole discretion, set forth in the Award Agreement on the date of grant and then only by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant’s rights under the Stock Option or SAR shall pass by will or the laws of descent and distribution.

17.3 Election to Defer Compensation Attributable to Award. The Committee may, in its sole discretion, allow a Participant to elect to defer the receipt of any compensation attributable to an Award under guidelines and procedures to be established by the Committee after taking into account the advice of the Company’s tax counsel.

17.4 Listing of Shares and Related Matters. If at any time the Committee shall determine that the listing, registration or qualification of the shares of Common Stock subject to any Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Award or the issuance of shares of Common Stock thereunder, such Award may not be exercised, distributed or paid out, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The Committee may require each Participant purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any national securities exchange or other market system on which the Company’s securities are listed or traded, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

17.5 No Right, Title, or Interest in Company Assets. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other Person. The Plan is intended to constitute an unfunded plan for incentive compensation. To the extent that any Person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

17.6 No Right to Continued Employment or Service or to Grants. The Participant’s rights, if any, to continue to serve the Company as a director, officer, employee, independent contractor or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan, and the Company or the applicable Subsidiary reserves the right to terminate the employment of any Employee or the services of any Independent Contractor or director at any time. The adoption of the Plan shall not be deemed to give any Employee, Nonemployee Director, Independent Contractor or any other individual any right to be selected as a Participant or to be granted an Award.

17.7 Awards Subject to Foreign Laws. The Committee may grant Awards to individual Participants who are subject to the tax laws of nations other than the United States, and such Awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action, which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; provided, however, that no such Awards may be granted pursuant to this Section 17.7 and no action may be taken which would result in a violation of the Exchange Act or any other applicable law.

17.8 Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Florida without reference to principles of conflict of laws, except as superseded by applicable federal law or as otherwise provided in any Award Agreement.

17.9 Other Benefits. No Award granted under the Plan shall be considered compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary nor affect any benefits or compensation under any other benefit or compensation plan of the Company or any Subsidiary now or subsequently in effect.

17.10 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine in its sole discretion whether cash, Common Stock, Stock Options, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

17.11 Authority of the Company and Shareholders. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

17.12 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the plan preclude the Company from establishing any other forms of incentive or other compensation for Employees and Nonemployee Directors of the Company or any Subsidiary.

N
826
95
36th St.
112
IVAX
Biscayne Boulevard
195
Miami International Airport
Radisson Hotel Miami
836
395
1
S. Dixie Highway
N.E. 17th Terrace
Radisson Hotel Miami
Valet Parking Entrance
Formerly OMNI Mall
Self Parking Entrance
Self Parking Entrance
Biscayne Blvd.
North Bayshore Drive
Self Parking Entrance
N.E. 15th Street

Radisson Hotel Miami
1601 Biscayne Boulevard
Miami, FL 33132
PH: (305) 374-0000

Directions:
From Interstate-95:
Take Interstate-95 to 195 East (Miami Beach). Drive east on 195 to the Biscayne Boulevard Exit. At the first traffic light, turn left and drive south on Biscayne Boulevard about twenty blocks to the Radisson Hotel Miami which is located on the left side of the street.

From Miami International Airport:
Take Airport Exit to SR-112 East (Miami Beach/Downtown).
Approximately 4 miles, pass through toll booth ($1.00) and follow signs to 195 East (Miami Beach). Head east on 195 to the Biscayne Boulevard Exit. At first traffic light, turn left and drive south on Biscayne Boulevard about twenty blocks to the Radisson Hotel Miami which is located on the left side of the street.

IVAX CORPORATION
4400 Biscayne Boulevard, Miami, Florida 33137

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I (whether one or more of us) appoint Phillip Frost, M.D. and Neil Flanzraich and each of them separately, as my proxies, each with the power to appoint his substitute, and authorize each of them to vote as designated on the reverse side, all of my shares of Common Stock of IVAX Corporation (the “Company”) held of record by me at the close of business on May 24, 2004, at the Annual Meeting of Shareholders to be held on July 15, 2004, and at any adjournment of the meeting, and, in their discretion, to vote my shares on any other business as may properly come before the meeting.

WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY ME. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES AND “FOR” APPROVAL OF THE 2004 INCENTIVE COMPENSATION PLAN.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(continued and to be signed on other side)

(continued from other side)

1.	Election of Directors

FOR each nominee listed (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed	Betty G. Amos; Mark Andrews; Ernst Biekert, Ph.D.; Paul L. Cejas; Jack Fishman, Ph.D.; Neil Flanzraich; Phillip Frost, M.D.; Bruce W. Greer; Jane Hsiao, Ph.D.; David A. Lieberman; Richard C. Pfenniger, Jr. and Bertram Pitt, M.D.

☐	☐	(INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through such nominee’s name.)

2.	Approval of 2004 Incentive Compensation Plan

FOR	AGAINST	ABSTAIN

☐	☐	☐

I acknowledge receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for the July 15, 2004 meeting.

Dated:                                                                             , 2004

Signature

Signature if held jointly

(Please sign exactly as name or names appear on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please date the Proxy.)

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. Postage is not necessary if mailed in the United States.

Admission Ticket — 2004 Annual Meeting of Shareholders

SHAREHOLDERS MUST BRING THIS ADMISSION TICKET TO THE 2004 ANNUAL MEETING.

This ticket admits the shareholder only. For safety, all personal items are subject to inspection.